As filed with the Securities and Exchange Commission on June 7, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21487

RMK Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

Morgan Keegan Tower Fifty North Front Street Memphis, Tennessee	38103

(Address of principal executive offices)	(Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

March 31, 2006

RMK

Advantage Income Fund, Inc.
High Income Fund, Inc.
Multi-Sector High Income Fund, Inc.
Strategic Income Fund, Inc.

There is no assurance that the Funds will achieve their investment objectives. The Funds are subject to market risk, which include the possibilities that the market values of the securities owned by the Funds will decline or that the shares of the Funds will trade at lower prices in the market. Accordingly, you can lose money investing in the Funds.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO STOCKHOLDERS

Dear Fellow Stockholders:

We are pleased to present the enclosed combined annual report for RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal year ended March 31, 2006. The portfolio manager will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and each Fund’s portfolio of investments as of March 31, 2006.

As always, we appreciate your continued support of the Regions Morgan Keegan closed-end funds. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us at 800-564-2188.

Sincerely,

Carter E. Anthony, CFA

President and Chief Investment Officer

Morgan Asset Management, Inc.

May 22, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

RMK ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below investment grade debt securities (commonly referred to as “junk bonds”) that offer attractive yield and capital appreciation potential. The Fund may also invest in investment grade securities and up to 15% of its total assets in foreign debt and equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below investment grade debt securities, including corporate bonds, mortgage- and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., rated BB+ or lower by Standard & Poor’s Ratings Group or Fitch Ratings Ltd., comparably rated by another nationally recognized statistical rating organization, or not rated by any rating agency but determined by the Fund’s investment adviser to be of comparable quality.)

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

RMK ADVANTAGE INCOME FUND, INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the year ended March 31, 2006, RMK Advantage Income Fund, Inc. had total returns of 7.35% and 23.28%, respectively, based on market price and reinvested dividends. For the six months and the year ended March 31, 2006, the Fund had total returns of 5.80% and 11.05%, respectively, based on net asset value and reinvested dividends. For the six months and the year ended March 31, 2006, the Lehman Brothers Ba U.S. High Yield Index1 had total returns of 2.44% and 6.83%, respectively. The Fund’s strong performance was primarily due to the Fund’s relative yield advantage as evidenced by the monthly dividend distributions and the relative net asset value stability produced by the Fund’s allocation to a wide variety of asset types. The Fund had an above average yield due to three main factors: an efficient leverage package which allowed the Fund to have additional money invested with limited borrowing costs; an increasing interest rate environment and our overweighting in the floating rate securities sector; and a prospectus that gives the management team latitude to look at sectors that are not in the index.

During the fiscal year ended March 31, 2006, the Fund paid a total income distribution of $2.10 per share, which was composed of total regular monthly dividends for the year of $1.73 per share and special dividend distributions in December 2005 of $0.37 per share. For the last seven months of the Fund’s fiscal year, the Fund paid monthly dividends of $0.15 per share.

In spite of a modest level of industry-wide outflows from corporate high yield funds, the high yield corporate market feels pretty good so far this year. With little change to underlying asset value, index performance has remained at coupon clipping levels (i.e. prices have held up). Importantly, economic conditions continue to remain strong causing the Fed to nudge interest rates ever higher. A strong economy is very good for corporate earnings, cash flows, balance sheets, equity valuations, and, in turn, high yield corporate bonds. Such conditions create more opportunities for corporate bond issuers to refinance or otherwise payoff their bonds, effectively placing an underlying bid for the bonds. In other words, steady bond prices. Unfortunately, strong bids create a scarcity of attractive investment opportunities and that is the challenge we face today. Opportunities exist in every market environment, they just may not be readily apparent.

We believe the domestic automotive sector is providing several attractive buying opportunities. This sector is a classic example of an industry in dire need of restructuring. Bound by uncompetitive labor, plant, and capital costs coupled with less than inspiring product offerings, many will have to restructure their contractual obligations either in or out of court. In many circumstances, the courts will be the

RMK ADVANTAGE INCOME FUND, INC.

only means by which the necessary fundamental changes to survive in the long run can be accomplished. Bankruptcy isn’t necessarily the end and, in many cases, is a new beginning. We like this space because turmoil convinces and, often times forces, weak hands to dispose of valuable assets at fire-sale prices. While these assets may not be worth “par” in bond parlance, they almost always have some value. The trick is to estimate that value and pay accordingly. Since we define risk by the price one pays, we believe the risk reward ratio is largely tilted in the buyer’s favor in selected automotive sector bonds. We have and plan to continue to trade opportunistically in this space.

In the asset-backed and mortgage-backed arena, market technicals have made a dramatic about face over the last six weeks. The market was very heavy during the fourth quarter of 2005 with very few buyers willing to commit to new positions at the close of a very difficult year. However, beginning in February the demand for “BBB” to “B” floating rate asset-backed bonds picked up dramatically. The prospect of continued rate hikes from the Federal Reserve and the lack of available yield in the fixed income market have forced investors into some of the more “off the run” issues that we have used effectively in the high income fund. We expect floating rate assets to continue to contribute to our net asset value stability and current yield during the next 3 to 6 months as short term rates push higher. Our challenge will be to find enough suitable fixed rate assets as this interest rate cycle nears the point where the Federal Reserve will begin lowering rates.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which include the possibilities that the market values of the securities owned by the Fund will decline or that shares of the Fund will trade at lower prices in the market. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2006

Average Credit Quality	BB-
Current Yield	10.71%
Yield to Maturity	12.79%
Duration	3.32 Years
Average Effective Maturity	4.42 Years
Percentage of Leveraged Assets	26%
Total Number of Holdings	260

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	2.1%	B	10.2%
AA	0.7%	CCC	21.3%
A	0.8%	CC	0.4%
BBB	21.8%	C	0.2%
BB	24.5%	D	0.9%
		Not Rated	17.1%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	26.6%
Equipment Leases	18.2%
Collateralized Mortgage Obligations	13.8%
Home Equity Loans	12.5%
Common Stock	9.5%
Collateralized Debt Obligations	6.3%
Short Term Investments	5.5%
Preferred Stock	2.7%
Certificate-Backed Obligations	1.5%
Other	1.4%
Commercial Loans	1.0%
Manufactured Housing Loans	0.7%
Franchise Loans	0.3%

Total	100.0%

†	The Fund’s composition is subject to change.

RMK ADVANTAGE INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Advantage Income Fund, Inc. (NYSE: RMA) from November 8, 2004 (commencement of investment operations) to March 31, 2006.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities owned, cash and other assets, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

RMK ADVANTAGE INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[1]
MARKET VALUE	7.35%	23.28%	22.21%
NET ASSET VALUE	5.80%	11.05%	10.52%
LEHMAN BROTHERS BA HIGH YIELD INDEX[2]	2.44%	6.83%	4.44%
*	Not annualized for periods less than one year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

1	The Fund commenced investment operations on November 8, 2004.

2	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–14.0% of Net Assets
	Collateralized Debt Obligations–3.9%
$1,921,411	E-Trade 2004-1A COM1, 2.000% 1/10/40	$1,940,625
6,000,000	Palmer Square 2A CN, 12.000% 11/2/45 (a)	5,970,000
4,200,000	Restructured Asset Backed 2003-3A A3, 5.378% 1/29/22 (a)	3,564,288
4,864,052	Witherspoon 2004-1A COM1, 11.500% 9/15/39	4,791,092

		16,266,005

	Credit Cards–0.8%
3,500,000	North Street 2000-1A B, 5.293% 10/30/11 (a)	3,080,000

	Equipment Leases–4.3%
8,586,169	Aerco Limited 2A A3, 5.209% 7/15/25 (a)	7,405,571
19,000,000	Airplanes Repackaging 2004-1A B, Zero Coupon Bond 6/16/31 (a)	1,235,000
4,999,007	Aviation Capital 2000-1A A1, 5.229% 11/15/25 (a)	4,236,658
3,962,861	Aviation Capital 2005-3A C1, 8.068% 12/25/35 (a)	3,972,768
3,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	891,360

		17,741,357

	Home Equity Loans (Non-High Loan-To-Value)–4.6%
7,613,000	Ace Securities 2004-HE3 M11, 8.318% 11/25/34	6,927,830
3,000,000	Ace Securities 2004-HE4 M11, 8.318% 12/25/34	2,807,820
2,119,000	Asset Backed Securities 2005-HE1 M10, 7.818% 3/25/35	1,968,678
2,681,000	Bear Stearns 2004-HE9 M7B, 8.818% 11/25/34	2,386,090
4,000,000	Merrill Lynch Mortgage 2005-ACR1 B4, 7.321% 6/28/35 (a)	3,500,000
2,000,000	Soundview 2005-A B1, 7.818% 4/25/35 (a)	1,706,260

		19,296,678

	Manufactured Housing–0.4%
1,881,872	Mid-State Trust 2005-1 B, 7.758% 1/15/40	1,851,160

	Total Asset Backed Securities–Investment Grade (cost $56,834,200)	58,235,200

Asset Backed Securities–Non-Investment Grade–42.2% of Net Assets
	Certificate-Backed Obligations–2.0%
2,000,000	Preferred Term Securities II, 12.000% 5/22/33 (a)	1,818,640
2,900,000	Preferred Term Securities XVI, 11.000% 3/23/35 (a)	2,792,700
2,000,000	Preferred Term Securities XVII, 12.000% 9/23/35 (a)	1,960,000
2,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	1,960,000

		8,531,340

	Collateralized Debt Obligations–4.6%
2,773,473	Cigna CDO Limited 2000-1A B1, 6.110% 8/28/12 (a)	2,081,852
3,000,000	Diversified Asset Securitization 2 1A B1, 9.712% 9/15/35 (a)	1,432,500
3,000,000	Emerald CBO 1A III, 8.250% 5/24/11 (a)	2,536,890

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Collateralized Debt Obligations (continued)
$2,000,000	Goldentree Capital 2006-1A E, 10.940% 2/22/20 (a)	$1,905,200
3,921,230	Hewett’s Island 2004-1A COM, 9.000% 12/15/16	3,842,806
3,875,828	MKP 4A CS, 2.000% 7/12/40 (a)	3,837,069
1,020,430	Norse CBO Limited 1A C2, 9.342% 8/13/10	949,000
2,500,000	Stanfield 2A D1, 10.700% 4/15/15 (a)	2,487,500

		19,072,817

	Commercial Loans–1.4%
2,000,000	CS First Boston 1998-C2 H, 6.750% 11/11/30 (a)	1,606,160
1,967,335	Lehman Brothers-UBS Commercial Mortgage 2001-C7 S, 5.868% 11/15/33	1,037,907
3,050,000	Lehman Brothers 2002-LLFA L, 6.140% 6/14/17 (a)	2,999,861

		5,643,928

	Credit Cards–0.8%
6,698,773	Nextcard 2000-1 A C, 6.399% 12/15/06 (a)	3,550,350

	Equipment Leases–20.3%
4,461,500	Aerco Limited 1X C1, 6.099% 7/15/23	1,673,063
1,784,600	Aerco Limited 1A CA, 6.099% 7/15/23 (a)	642,456
4,654,978	Aerco Limited 2A B2, 5.799% 7/15/25 (a)	1,955,091
21,250,000	Aircraft Finance Trust 1999-1A A1, 5.229% 5/15/24	14,662,500
24,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.299% 3/15/19	14,400,000
1,404,746	DVI Receivables 2001-2 A3, 3.519% 11/8/31	1,165,939
2,986,912	DVI Receivables 2001-2 A4, 4.613% 11/11/09	2,494,071
8,954,351	DVI Receivables 2002-1 A3A, 5.070% 6/11/10	5,954,643
1,627,123	DVI Receivables 2002-2 C, 4.340% 9/12/10	894,918
4,201,141	DVI Receivables 2003-1 A3A, 5.220% 3/14/11	3,549,964
16,000,000	Lease Investment Flight Trust 1 A1, 5.139% 7/15/31	11,440,000
3,000,000	Lease Investment Flight Trust 1 A2, 5.179% 7/15/31	2,145,000
16,000,000	Pegasus Aviation Lease 1999-1A A2, 6.300% 3/25/29 (a)	7,135,200
10,000,000	Pegasus Aviation Lease 1999-1A B1, 6.300% 3/25/29 (a)	2,436,000
4,557,603	Pegasus Aviation Lease 2000-1 A1, 5.443% 3/25/15 (a)	2,825,714
1,000,000	Pegasus Aviation Lease 2000-1 A2, 8.370% 3/25/30 (a)	626,820
14,700,000	Pegasus Aviation Lease 2001-1A A1, 5.178% 5/10/31 (a)	8,526,000
3,000,000	Triton Aviation Finance 1A A1, 5.519% 5/15/05 (a)	2,325,000

		84,852,379

	Franchise Loans–0.4%
1,617,000	Falcon Franchise Loan 2001-1 F, 6.500% 1/5/23	958,930
852,439	FMAC Loan Trust 1998-A A2, 6.500% 9/15/20 (a)	578,329

		1,537,259

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value)–12.2%
$2,000,000	Ace Securities 2004-HE4 B, 8.318% 12/25/34 (a)	$1,680,000
4,463,000	Ace Securities 2005-HE2 B1, 8.068% 4/25/35 (a)	3,709,646
4,000,000	Ace Securities 2005-HE5 B2, 7.818% 8/25/35 (a)	2,980,000
3,000,000	Ace Securities 2005-HE6 B1, 7.818% 10/25/35 (a)	2,239,500
4,400,000	Argent Securities 2004-W8 M11, 7.318% 5/25/34 (a)	3,828,000
7,038,000	Equifirst Mortgage 2004-3 B2, 8.318% 12/25/34 (a)	6,123,060
1,000,000	Equifirst Mortgage 2005-1 B3, 8.068% 4/25/35 (a)	822,500
1,757,000	Equifirst Mortgage 2005-1 B4, 8.068% 4/25/35 (a)	1,440,740
3,253,000	GSAMP Trust 2005-S2 B3, 6.500% 11/25/34	2,899,952
3,000,000	Greenwich 2005-1A N2, 4.150% 1/20/45 (a)	2,310,000
4,000,000	Meritage Asset Holdings NIM 2005-2 N4, 7.500% 11/25/35 (a)	3,012,000
2,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.318% 1/25/35 (a)	1,760,000
	Terwin Mortgage 2005-3SL B6, 11.500% 3/25/35 interest-only strips	5,550,000
2,147,874	Terwin Mortgage 2005-7SL, 6.500% 7/25/35 (a)	1,871,335
4,796,685	Terwin Mortgage 2005-11 1B7, 5.000% 11/25/36 (a)	3,981,249
4,000,000	Terwin Mortgage 2005-R1, 5.000% 12/28/36 (a)	2,920,000
4,500,000	Terwin Mortgage 2006-1 2B5, 5.000% 1/25/37 (a)	3,681,000

		50,808,982

	Manufactured Housing Loans–0.5%
1,626,860	Bombardier Capital 1998-B M2, 7.310% 10/15/28	65,074
500,000	Bombardier Capital 2001-A M2, 8.265% 12/15/30	110,000
7,510,353	Conseco Finance 1999-6 M1, 7.960% 6/1/30 (a)	732,259
2,723,167	Green Tree Financial 1996-7 B1, 7.700% 10/15/27	735,990
1,300,000	Oakwood Mortgage 2002-C M1, 6.890% 11/15/32	349,030

		1,992,353

	Total Asset Backed Securities–Non-Investment Grade (cost $180,869,795)	175,989,408

Corporate Bonds–Investment Grade–1.4% of Net Assets
	Special Purpose Entity–1.4%
2,000,000	Barton Springs 2005-1-C1, 8.230% 12/20/10 (a)	1,775,000
4,000,000	Duane Park I, Zero Coupon Bond, 6/27/16 (a)	4,000,000

	Total Corporate Bonds–Investment Grade (cost $5,775,816)	5,775,000

Corporate Bonds–Non-Investment Grade–34.5% of Net Assets
	Apparel–0.8%
550,000	Anvil Knitwear, Inc., 10.875% 3/15/07	272,250
2,935,000	Rafaella Apparel, 11.250% 6/15/11 (a)	2,920,325

		3,192,575

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Appliances–1.0%
$4,160,000	Windmere-Durable, 10.000% 7/31/08	$3,952,000

	Automotives–0.9%
1,190,000	Ford Motor, 9.215% 9/15/21	952,000
525,000	Ford Motor, 9.980% 2/15/47	430,500
3,450,000	General Motors, 8.375% 7/15/33	2,527,125

		3,909,625

	Automotive Parts & Equipment–2.2%
3,513,000	Dana Corporation, Zero Coupon Bond 3/15/10 in default (c)	2,740,140
975,000	Delphi Corporation, Zero Coupon Bond 5/1/29 in default (c)	599,625
2,800,000	Dura Operating, 9.000% 5/1/09	1,386,000
1,100,000	Exide Technologies, 10.500% 3/15/13 (a)	830,500
1,775,000	Metaldyne Corp., 11.000% 6/15/12	1,413,344
2,300,000	Metaldyne Corp., 10.000% 11/1/13	2,150,500

		9,120,109

	Basic Materials–3.0%
1,900,000	Doe Run Resources, 11.750% 11/1/08 (a)	1,518,000
3,110,000	Edgen Acquisition, 9.875% 2/1/11	3,094,450
1,300,000	Edgen Corporation, 9.875% 2/1/11 (a)	1,293,500
2,200,000	Millar Western, 7.750% 11/15/13	1,694,000
3,750,000	OM Group, 9.250% 12/15/11	3,881,250
1,050,000	Phibro Animal Health Corporation, 13.000% 12/1/07	1,081,500

		12,562,700

	Building & Construction–1.5%
4,790,000	MMI Products, 11.250% 4/15/07	4,718,150
1,700,000	Owens Corning, Zero Coupon Bond 8/1/18 in default (c)	1,364,250

		6,082,400

	Communications–1.4%
800,000	Adelphia Communications, Zero Coupon Bond 10/1/10 in default (c)	472,000
986,000	CCH I Holdings, 10.000% 5/15/14 (a)	497,930
3,375,000	CCH I Holdings, Zero Coupon Bond 5/15/14 (a)	1,755,000
792,000	CCH I Holdings, 11.000% 10/1/15 (a)	658,350
200,000	Century Communications, Zero Coupon Bond in default (c)	200,000
2,525,000	Penton Media, 10.375% 6/15/11	2,291,437

		5,874,717

	Consulting Services–1.1%
2,000,000	MSX International, 11.000% 10/15/07	1,920,000
4,000,000	MSX International, 11.375% 1/15/08	2,640,000

		4,560,000

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Electronics–1.1%
$4,850,000	Motors and Gears, 10.750% 11/15/06	$4,753,000

	Finance–1.3%
2,850,000	Advanta Capital Trust I, 8.990% 12/17/26	2,899,875
1,525,000	Banctec, 7.500% 6/1/08	1,092,266
1,400,000	Citisteel USA, 12.480% 9/1/10 (a)	1,435,000

		5,427,141

	Food–1.1%
2,560,000	Di Giorgio Corp., 10.000% 6/15/07	2,464,000
3,200,000	Merisant, 9.500% 7/15/13	2,208,000

		4,672,000

	Garden Products–0.3%
1,660,000	Ames True Temper, 10.000% 7/15/12	1,386,100

	Human Resources–0.4%
1,850,000	Comforce Operating, 12.000% 12/1/07	1,852,313

	Industrial–5.2%
2,060,000	Advanced Lighting Technologies, 11.000% 3/31/09	2,031,139
4,000,000	Consolidated Container, 10.125% 7/15/09	3,500,000
1,120,000	Constar International, 11.000% 12/1/12	873,600
3,228,000	Continental Global Group, 9.000% 10/1/08	3,147,720
3,100,000	GSI Group, 12.000% 5/15/13	3,142,625
2,070,000	Trimas Corp., 9.875% 6/15/12	1,894,050
915,000	VICAP S.A., 11.375% 5/15/07*	855,525
2,650,000	VITRO S.A., 12.750% 11/1/13 (a)	2,464,500
4,075,000	Wolverine Tube, 7.375% 8/1/08 (a)	3,219,250
675,000	Wolverine Tube, 10.500% 4/1/09	556,875

		21,685,284

	Investment Companies–0.3%
1,250,000	Reg Diversified Funding, 10.000% 1/25/36 (a)	1,250,000

	Manufacturing–1.1%
3,150,000	BGF Industries, 10.250% 1/15/09	2,898,000
2,000,000	JB Poindexter, 8.750% 3/15/14	1,590,000

		4,488,000

	Medical Products–0.7%
5,405,000	Insight Health Services, 9.875% 11/1/11	2,972,750

	Retail–2.7%
2,325,000	General Nutrition Center, 8.500% 12/1/10	2,202,938
2,475,000	Jo-Ann Stores, 7.500% 3/1/12	2,171,813
1,150,000	Nebraska Book Company, 8.625% 3/15/12	1,058,000

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Retail (continued)
$2,550,000	Star Gas Partner, 10.250% 2/15/13	$2,639,250
3,800,000	Uno Restaurant, 10.000% 2/15/11 (a)	3,078,000

		11,150,001

	Special Purpose Entity–4.4%
1,725,000	Altra Industrial Motion, 9.000% 12/1/11 (a)	1,716,375
9,588,756	Dow Jones CDX HY T4, 10.500% 12/29/09 (a)	9,708,615
5,000,000	INCAPS Funding II, 10.000% 1/15/34 (a)	4,500,000
975,000	Interactive Health, 7.250% 4/1/11 (a)	760,500
231,593	PAHC Holdings, Zero Coupon Bond 2/1/10**	238,541
1,525,000	Transmeridian Exploration, 12.000% 12/15/10 (a)	1,536,437

		18,460,468

	Technology–0.7%
3,350,000	Danka Business Systems, 11.000% 6/15/10	2,738,625

	Telecommunications–1.7%
1,805,800	BARAK I.T.C., 10.000% 11/15/07*	1,775,210
4,175,000	Primus Telecommunications, 8.000% 1/15/14	2,839,000
300,000	Rural Cellular, 9.750% 1/15/10	304,500
2,400,000	Securus Technologies, 11.000% 9/1/11	2,064,000

		6,982,710

	Tobacco–0.7%
4,915,000	North Atlantic Trading, 9.250% 3/1/12	3,145,600

	Transportation–0.3%
1,275,000	Evergreen International Aviation, 12.000% 5/15/10	1,276,594

	Travel–0.6%
3,000,000	Worldspan Financial, 10.999% 2/15/11	2,595,000

	Total Corporate Bonds–Non-Investment Grade (cost $152,165,256)	144,089,712

Mortgage Backed Securities–Investment Grade–4.4% of Net Assets
	Collateralized Mortgage Obligations–4.4%
2,000,000	Aames Mortgage 2005-2 B3, 7.818% 7/25/35	1,720,000
1,000,000	First Franklin Mortgage 2004-FF5 M8, 7.818% 8/25/34	975,000
2,000,000	First Franklin Mortgage 2004-FF5, 8.594% 8/25/34 (a)	2,000,000
	Harborview Mortgage 2004-8 X, 1.407% 11/19/34 interest-only strips	3,297,214
1,831,401	Long Beach Mortgage 2001-4 M2, 6.468% 3/25/32	1,655,804
4,000,000	Merrill Lynch Mortgage 2005-M1, 6.818% 5/25/36	3,218,720
3,017,249	Sail Net Interest Margin Notes 2004-7A B, 6.750% 8/27/34 (a)	2,970,542
2,000,000	Soundview 2005-OPT1 M10, 8.068% 6/25/35	1,909,060
1,000,000	Soundview 2005-OPT4 M9, 7.318% 12/25/35	803,750

	Total Mortgage Backed Securities–Investment Grade (cost $20,400,494)	18,550,090

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Mortgage Backed Securities–Non-Investment Grade–14.2% of Net Assets
	Collateralized Mortgage Obligations–14.2%
$3,073,000	Fremont Home Equity 2005-C B3, 7.068% 7/25/35 (a)	$2,227,925
8,000,000	Greenwich 2005-4 N-2, Zero Coupon Bond, 7/27/45 (a)	4,160,000
3,000,000	Greenwich 2005-3 N2, 2.000% 6/27/35 (a)	1,860,000
2,000,000	Greenwich 2005-2A N2, 3.100% 2/26/35 (a)	1,400,000
2,000,000	GSAMP Trust 2004-AR1 B5, 5.000% 6/25/34 (a)	1,620,000
1,999,884	Harborview Mortgage 2005-15 B10, 6.526% 10/20/45	1,592,408
5,000,000	Long Beach Asset Holdings 2005-WL1 N4, 7.500% 6/25/45 (a)	4,579,700
2,374,520	Long Beach Mortgage 2001-3 M3, 6.693% 9/25/31	664,866
3,558,812	Long Beach Mortgage 2001-4 M3, 7.568% 3/25/32	925,291
2,000,000	Long Beach Mortgage 2005-WL1, 7.568% 6/25/35	1,747,180
3,000,000	Park Place Securities 2005-WHQ1 M10, 7.318% 3/25/35 (a)	2,675,160
3,000,000	Park Place Securities 2005-WHQ1 M11, 7.318% 3/25/35 (a)	2,460,000
3,800,000	Park Place Securities 2005-WCW1 M11, 7.318% 9/25/35	3,087,500
3,000,000	Park Place Securities 2005-WCW3, 7.318% 8/25/35 (a)	2,460,000
2,000,000	Park Place Securities 2005-WHQ4, 7.318% 9/25/35 (a)	1,370,320
2,043,150	Park Place Securities 2005-WCW1 B, 5.000% 9/25/35 (a)	1,884,806
2,000,000	People’s Choice Home Loan 2004-2 B, 5.000% 10/25/34 (a)	1,652,500
2,000,000	Popular 2005-4 B2, 7.318% 9/25/35 (a)	1,862,500
5,250,000	Residential 2005-RS4 B2, 7.818% 4/25/35 (a)	4,372,252
3,938,000	Residential 2005-RS4 B3, 7.818% 4/25/35 (a)	3,103,656
2,042,535	Sasco Net Interest Margin Trust 2004-6XS B, 5.000% 3/28/34 (a)	1,909,770
2,000,000	Soundview 2005-1 B3, 8.068% 4/25/35 (a)	1,640,000
2,591,000	Soundview 2005-2 B3, 7.818% 7/25/35 (a)	2,053,367
1,000,000	Soundview 2005-2 B4, 7.818% 7/25/35 (a)	752,500
1,972,000	Soundview 2005-B M14, 7.650% 5/25/35 (a)	1,616,547
2,000,000	Structured Asset 2005-S1 B4, 7.318% 3/25/35 (a)	1,655,000
2,139,000	Structured Asset 2004-S4 B3, 5.000% 12/25/34 (a)	1,665,511
2,573,000	Structured Asset 2004-S2 B, 6.000% 6/25/34 (a)	2,330,932

	Total Mortgage Backed Securities–Non-Investment Grade (cost $61,533,597)	59,329,691

Municipal Securities–0.2% of Net Assets
1,250,000	Pima County Arizona IDA Health Care, Zero Coupon Bond 11/15/32 in default	626,300

	Total Municipal Securities (cost $782,910)	626,300

Common Stocks–12.7% of Net Assets
35,200	Alpha Natural Resources, Inc. (c)	814,528
40,000	American Capital Strategies, Ltd.	1,406,400
16,400	Arthur J. Gallegher & Co.	456,084
49,000	ATI Technologies Inc. (c)	841,820
45,600	Bois d’Arc Energy LLC (c)	759,240
51,800	Cascade Microtech, Inc. (c)	678,062

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Shares	Description	Market Value (b)
Common Stocks (continued)
7,900	Caterpillar, Inc.	$567,299
10,700	CEMEX, S.A. de C.V.	698,496
39,800	Citizens Communications Company	528,146
17,600	Companhia de Saneamento Básico do Estado de São Paulo (c)	387,376
60,800	Compton Petroleum Corporation (c)	780,672
57,100	Consolidated Communications Illinois Holdings, Inc. (c)	929,017
15,800	Cytec Industries Inc. (d)	948,158
7,400	Deere & Company	584,970
11,700	Dell Inc. (c)(d)	348,192
43,000	Direct General Corporation	731,430
45,700	Dollar General Corporation (d)	807,519
31,300	Education Realty Trust, Inc.	478,890
17,500	EnCana Corporation (d)	817,775
9,400	ENSCO International Incorporated (d)	483,630
30,900	Enterprise Partners Products L.P.	762,921
43,800	FairPoint Communications, Inc.	605,316
10,100	Fording Canadian Coal Trust	383,699
14,000	Fred’s Inc.	185,640
31,300	Global Industries, Ltd. (c)(d)	453,537
41,600	Infocrossing, Inc. (c)	501,280
184,500	InPhonic, Inc. (c)	1,289,655
111,695	Intermet Corporation (c)	1,340,340
109,200	International Coal Group, Inc. (c)	1,063,608
58,200	Iowa Telecommunications Services, Inc.	1,110,456
9,800	J.C. Penney Company, Inc.	592,018
15,500	Kinder Morgan Energy Partners, L.P.	746,790
11,200	KKR Financial Corp. (c)	251,216
41,500	Korn/Ferry International (c)	846,185
10,800	L-3 Communications Holdings, Inc.	926,532
11,000	Lloyds TSB Group plc	423,390
14,000	Lone Star Technologies, Inc. (c)(d)	775,740
25,800	Macquarie Infrastructure Company Trust	838,500
15,900	Magellan Midstream Partners, L.P.	522,633
12,800	Manpower Inc.	731,904
33,100	Masco Corporation	1,075,419
121,100	MCG Capital Corporation	1,708,721
33,500	Microsoft Corporation (d)	911,535
29,000	Mittal Steel Company N.V.	1,094,750
24,400	Motorola, Inc.	559,004
66,000	Nam Tai Electronics, Inc.	1,512,060
55,800	Ness Technologies, Inc. (c)	702,522
7,100	PACCAR Inc.	500,408
10,700	PetroChina Company Limited (d)	1,122,965

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Common Stocks (continued)
10,800	Philippine Long Distance Telephone Company	$405,756
41,400	Regal Entertainment Group	778,734
17,500	Sasol Limited	662,025
32,590	Ship Finance International Limited	559,244
3,700	Stone Energy Corporation (c)(d)	163,281
14,500	Superior Energy Services, Inc. (c)	388,455
102,300	Taiwan Semiconductor Manufacturing Company Ltd.	1,029,138
114,470	Technology Investment Capital Corporation (c)	1,664,394
18,550	Teva Pharmaceutical Industries Limited	763,889
23,600	The Home Depot, Inc. (d)	998,280
6,500	The Timken Company	209,755
11,900	Tidewater Inc. (d)	657,237
70,500	TOP Tankers Inc.	916,500
104,450	Trustreet Properties Inc.	1,586,595
35,900	Tsakos Energy Navigation Limited (d)	1,406,562
3,100	Unit Corporation (c)(d)	172,825
21,100	Valero Energy Corporation (d)	1,261,358
14,200	Valero L.P.	719,230
16,900	Washington Mutual, Inc.	720,278
27,200	Willbros Group, Inc. (c)(d)	553,248

	Total Common Stocks (cost $50,952,271)	53,203,232

Preferred Stocks–3.7% of Net Assets
40,000	Baker Street Funding (a)(c)	3,880,000
3,000	Credit Genesis CLO 2005	3,000,000
100,000	Endurance Specialty Holdings Ltd.	2,422,000
2,000	Hewett’s Island II (a)	1,980,000
2,000	Marquette Park CLO (a)	1,960,000
2,000	SOLOSO CDO 2005	1,985,412

	Total Preferred Stocks (cost $15,257,427)	15,227,412

Corporate Loans–0.1% of Net Assets
$400,000	ICO North America, 7.500% 8/15/09	508,000

	Total Corporate Loans (cost $400,000)	508,000

Repurchase Agreement–3.6% of Net Assets
	Repurchase Agreement with Cantor Fitzgerald, 4.450%, dated March 31, 2006 to be repurchased at $15,005,563 on April 3, 2006, collateralized by a U.S. Treasury Note valued at $15,300,000 with a maturity of July 15, 2016	15,000,000

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Eurodollar Time Deposits–3.9% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2006 3.750% maturing at $16,100,383 on April 3, 2006	$16,095,353

	Total Investments–134.9% of Net Assets (cost $576,067,119)	562,629,398

	Other Assets and Liabilities, net–(34.9%) of Net Assets	(145,400,259)

	Net Assets	$417,229,139

Call Options Written

March 31, 2006

Number of Contracts	Common Stocks/Expiration Date/Exercise Price	Market Value (b)
7	Cytec Industries Inc./April/60	$980
88	Dell Inc./April/30	4,048
6	Dollar General Corporation/April/17.50	270
38	EnCana Corporation/April/50	1,710
4	ENSCO International Incorporated/April/50	1,060
3	Global Industries, Ltd./April/15	90
14	The Home Depot, Inc./April/42.50	980
39	Lone Star Technologies, Inc./April/55	8,775
64	Microsoft Corporation/April/27.50	1,664
23	PetroChina Company Limited/April/100	12,420
12	Stone Energy Corporation/April/45	2,040
35	Tidewater Inc./April/55	6,300
60	Tsakos Energy Navigation Limited/April/40	2,100
31	Unit Corporation/April/55	5,580
32	Valero Energy Corporation/April/60	5,600
10	Willbros Group, Inc./April/20	550

	Total Call Options Written (Premiums Received $58,566)	$54,167

(a)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(c)	These securities are non-income producing.

(d)	A portion or all of the security is pledged as collateral for call options written.

(e)	Trust preferred security with no stated interest rate.

*	These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.

**	This security is payment-in-kind.

(See Accompanying Notes to the Financial Statements)

RMK HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below investment grade debt securities (commonly referred to as “junk bonds”) that offer attractive yield and capital appreciation potential. The Fund may also invest in investment grade securities and up to 15% of its total assets in foreign debt and equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below investment grade debt securities, including corporate bonds, mortgage- and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., rated BB+ or lower by Standard & Poor’s Ratings Group or Fitch Ratings Ltd., comparably rated by another nationally recognized statistical rating organization, or not rated by any rating agency but determined by the Fund’s investment adviser to be of comparable quality.)

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

RMK HIGH INCOME FUND, INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the year ended March 31, 2006, RMK High Income Fund, Inc. had total returns of 8.08% and 24.15%, respectively, based on market price and reinvested dividends. For the six months and the year ended March 31, 2006, the Fund had total returns of 3.90% and 7.80%, respectively, based on net asset value and reinvested dividends. For the six months and the year ended March 31, 2006, the Lehman Brothers Ba U.S. High Yield Index1 had total returns of 2.44% and 6.83%, respectively. The Fund’s strong performance was primarily due to the Fund’s relative yield advantage as evidenced by the monthly dividend distributions and the relative net asset value stability produced by the Fund’s allocation to a wide variety of asset types. The Fund had an above average yield due to three main factors: an efficient leverage package which allowed the Fund to have additional money invested with limited borrowing costs; an increasing interest rate environment and our overweighting in the floating rate securities sector; and a prospectus that gives the management team latitude to look at sectors that are not in the index.

During the fiscal year ended March 31, 2006, the Fund paid a total income distribution of $2.58 per share, which was composed of total regular monthly dividends for the year of $1.80 per share and special dividend distributions in December 2005 of $0.78 per share. For the entire fiscal year, the Fund paid monthly dividends of $0.15 per share.

In spite of a modest level of industry-wide outflows from corporate high yield funds, the high yield corporate market feels pretty good so far this year. With little change to underlying asset value, index performance has remained at coupon clipping levels (i.e. prices have held up). Importantly, economic conditions continue to remain strong causing the Fed to nudge interest rates ever higher. A strong economy is very good for corporate earnings, cash flows, balance sheets, equity valuations, and, in turn, high yield corporate bonds. Such conditions create more opportunities for corporate bond issuers to refinance or otherwise payoff their bonds, effectively placing an underlying bid for the bonds. In other words, steady bond prices. Unfortunately, strong bids create a scarcity of attractive investment opportunities and that is the challenge we face today. Opportunities exist in every market environment, they just may not be readily apparent.

We believe the domestic automotive sector is providing several attractive buying opportunities. This sector is a classic example of an industry in dire need of restructuring. Bound by uncompetitive labor, plant, and capital costs coupled with less than inspiring product offerings, many will have to restructure their contractual obligations either in or out of court. In many circumstances, the courts will be the

RMK HIGH INCOME FUND, INC.

only means by which the necessary fundamental changes to survive in the long run can be accomplished. Bankruptcy isn’t necessarily the end and, in many cases, is a new beginning. We like this space because turmoil convinces and, often times forces, weak hands to dispose of valuable assets at fire-sale prices. While these assets may not be worth “par” in bond parlance, they almost always have some value. The trick is to estimate that value and pay accordingly. Since we define risk by the price one pays, we believe the risk reward ratio is largely tilted in the buyer’s favor in selected automotive sector bonds. We have and plan to continue to trade opportunistically in this space.

In the asset-backed and mortgage-backed arena, market technicals have made a dramatic about face over the last six weeks. The market was very heavy during the fourth quarter of 2005 with very few buyers willing to commit to new positions at the close of a very difficult year. However, beginning in February the demand for “BBB” to “B” floating rate asset-backed bonds picked up dramatically. The prospect of continued rate hikes from the Federal Reserve and the lack of available yield in the fixed income market have forced investors into some of the more “off the run” issues that we have used effectively in the high income fund. We expect floating rate assets to continue to contribute to our net asset value stability and current yield during the next 3 to 6 months as short term rates push higher. Our challenge will be to find enough suitable fixed rate assets as this interest rate cycle nears the point where the Federal Reserve will begin lowering rates.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which include the possibilities that the market values of the securities owned by the Fund will decline or that shares of the Fund will trade at lower prices in the market. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK HIGH INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2006

Average Credit Quality	BB
Current Yield	10.27%
Yield to Maturity	12.53%
Duration	3.48 Years
Average Effective Maturity	4.64 Years
Percentage of Leveraged Assets	27%
Total Number of Holdings	256

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	4.3%	B	9.8%
AA	1.8%	CCC	22.1%
A	1.8%	CC	0.5%
BBB	19.2%	D	2.0%
BB	23.0%	Not Rated	15.5%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	26.4%
Equipment Leases	17.6%
Collateralized Mortgage Obligations	14.8%
Common Stock	9.6%
Home Equity Loans	8.8%
Short Term Investments	6.8%
Collateralized Debt Obligations	5.7%
Manufactured Housing Loans	2.9%
Franchise Loans	2.3%
Preferred Stock	1.7%
Other	1.2%
Commercial Loans	0.9%
Certificate-Backed Obligations	0.8%
Government Agency Securities	0.5%

Total	100.0%

†	The Fund’s composition is subject to change.

RMK HIGH INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK High Income Fund, Inc. (NYSE: RMH) from June 24, 2003 (commencement of investment operations) to March 31, 2006.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities owned, cash and other assets, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

RMK HIGH INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[1]
MARKET VALUE	8.08%	24.15%	22.02%
NET ASSET VALUE	3.90%	7.80%	13.99%
LEHMAN BROTHERS BA HIGH YIELD INDEX[2]	2.44%	6.83%	7.61%
*	Not annualized for periods less than one year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

1	The Fund commenced investment operations on June 24, 2003.

2	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–12.9% of Net Assets
	Collateralized Debt Obligations–4.4%
$5,000,000	Commodore 1A C, 7.560% 2/28/37 (a)	$3,150,000
5,036,369	Diversified Asset Securitization 1A A1, 7.875% 9/15/35	5,255,199
1,921,411	E-Trade 2004-1A COM1, 2.000% 1/10/40	1,940,625
3,000,000	Palmer Square 2A CN, Zero Coupon Bond 11/2/45 (a)	2,985,000

		13,330,824

	Equipment Leases–3.2%
5,724,113	Aerco Limited 2A A3, 5.209% 7/15/25 (a)	4,937,047
16,000,000	Airplanes Repackaging 2004-1A B, Zero Coupon Bond 6/16/31 (a)	1,040,000
2,972,146	Aviation Capital 2005-3A C1, 8.068% 12/25/35 (a)	2,979,576
3,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	891,360

		9,847,983

	Franchise Loans–1.9%
5,230,037	Atherton Franchisee 1999-A A2, 7.230% 4/15/12 (a)	5,340,589
	Atherton Franchisee 1999-A AX, 1.082% 3/15/19 interest-only strips (a)	478,193

		5,818,782

	Home Equity Loans (Non-High Loan-To-Value)–2.4%
2,000,000	Ameriquest Mortgage 2003-8 MV6, 8.568% 10/25/33	2,027,634
1,000,000	Asset Backed Securities 2005-HE1 M10, 7.818% 3/25/35	929,060
3,000,000	Merrill Lynch Mortgage 2005-ACR1 B4, 7.321% 6/28/35 (a)	2,625,000
2,000,000	Soundview 2005-A B1, 7.818% 4/25/35 (a)	1,706,260

		7,287,954

	Manufactured Housing–0.6%
1,881,872	Mid-State Trust 2005-1 B, 7.758% 1/15/40	1,851,160

	Small Business Loans–0.4%
1,170,401	ACLC Business Trust 1998-2 A3, 6.686% 4/15/20 (a)	1,163,988

	Total Asset Backed Securities–Investment Grade (cost $39,403,723)	39,300,691

Asset Backed Securities–Non-Investment Grade–41.6% of Net Assets
	Certificate-Backed Obligations–1.1%
1,000,000	Preferred Term Securities II, 12.000% 5/22/33 (a)	909,320
1,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	980,000
1,700,000	US Capital Funding I, 10.000% 5/1/34 (a)	1,445,000

		3,334,320

	Collateralized Debt Obligations–3.4%
1,664,084	Cigna CDO Limited 2000-1A B1, 5.700% 8/28/12 (a)	1,249,111
3,000,000	Diversified Asset Securitization 2 1A B1, 9.712% 9/15/35 (a)	1,432,500
2,000,000	Goldentree Capital 2006-1A E, 10.940% 2/22/20 (a)	1,905,200

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Collateralized Debt Obligations (continued)
$2,940,923	Hewett’s Island 2004-1A COM, 9.000% 12/15/16	$2,882,104
1,937,914	MKP 4A CS, 2.000% 7/12/40 (a)	1,918,535
1,000,000	Stanfield 2A D1, 10.700% 4/15/15 (a)	995,000

		10,382,450

	Commercial Loans–1.3%
92,461	CS First Boston 1995-WF1 G, 8.570% 12/21/27	88,146
2,000,000	CS First Boston 1998-C, 6.750% 11/11/30 (a)	1,606,160
1,967,335	Lehman Brothers-UBS Commercial Mortgage 2001-C7 S, 5.868% 11/15/33	1,037,907
2,000,000	Merrill Lynch Mortgage 1998-C1 F, 6.250% 11/15/26	1,160,980

		3,893,193

	Equipment Leases–20.7%
892,300	Aerco Limited 1A C1, 6.099% 7/15/23 (a)	321,228
4,461,500	Aerco Limited 1X C1, 6.099% 7/15/23	1,673,063
4,267,063	Aerco Limited 2A B2, 5.799% 7/15/25 (a)	1,792,167
2,461,460	Aerco Limited 2A C2, 6.799% 7/15/25 (a)	787,667
14,000,000	Aircraft Finance Trust 1999-1A A1, 5.229% 5/15/24	9,660,000
19,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.299% 3/15/19	11,400,000
1,248,663	DVI Receivables 2001-2 A3, 3.519% 11/8/31	1,036,391
1,752,321	DVI Receivables 2001-2 A4, 4.613% 11/11/09	1,463,188
5,854,768	DVI Receivables 2002-1 A3A, 5.070% 6/11/10	3,893,420
3,600,978	DVI Receivables 2003-1 A3 A, 5.220% 3/14/11	3,042,826
14,000,000	Lease Investment Flight Trust 1 A1, 5.139% 7/15/31	10,010,000
2,000,000	Lease Investment Flight Trust 1 A2, 5.179% 7/15/31	1,430,000
3,798,003	Pegasus Aviation Lease 2000-1 A1, 5.443% 3/25/15 (a)	2,354,762
12,000,000	Pegasus Aviation Lease 2001-1A A1, 5.178% 5/10/31 (a)	6,960,000
12,000,000	Pegasus Aviation Lease 1999-1A A2, 6.300% 3/25/29 (a)	5,351,400
3,517,584	Pegasus Aviation Lease 2001-1A B1, 6.380% 5/10/31 (a)	422,110
1,758,792	Pegasus Aviation Lease 2001-1A B2, 7.270% 5/10/31 (a)	386,934
2,000,000	Triton Aviation Finance 1A A1, 5.519% 6/15/25 (a)	1,550,000

		63,535,156

	Franchise Loans–1.2%
1,000,000	Falcon Franchise Loan 2001-1 F, 6.500% 1/5/23	593,030
3,548,000	Falcon Franchise Loan 2003-1 D, 7.836% 1/5/25 (a)	3,036,130

		3,629,160

	Home Equity Loans (Non-High Loan-To-Value)–9.6%
2,000,000	Ace Securities 2004-HE4 B, 8.318% 12/25/34 (a)	1,680,000
2,000,000	Ace Securities 2005-HE5 B2, 7.818% 8/25/35 (a)	1,490,000
2,000,000	Ace Securities 2005-HE6 B1, 7.818% 10/25/35 (a)	1,493,000
925,014	Amresco Residential Securities 1999-1 B, 8.818% 11/25/29	901,490

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
$1,900,000	Argent Securities 2004-W5 M7, 8.068% 4/25/34 (a)	$1,750,375
1,610,661	Delta Funding Home Equity 1997-2 B3, 7.800% 6/25/27	654,573
2,967,507	Delta Funding Home Equity 2000-1 B, 8.090% 5/15/30	2,593,482
2,000,000	Equifirst Mortgage 2004-2 B1, 8.218% 7/25/34 (a)	1,760,000
1,000,000	Equifirst Mortgage 2005-1 B3, 8.068% 4/25/35 (a)	822,500
1,000,000	Equifirst Mortgage 2005-1 B4, 8.068% 4/25/35 (a)	820,000
2,000,000	Greenwich 2005-1A N2, 4.150% 1/20/45 (a)	1,540,000
3,000,000	Meritage Asset Holdings NIM 2005-2 N4, 7.500% 11/25/35 (a)	2,259,000
2,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.318% 6/25/35 (a)	1,760,000
1,327,523	Structured Asset 2003-S A, 7.500% 12/28/33 (a)	1,329,182
	Terwin Mortgage 2005-3SL B6, 11.500% 3/25/35 interest-only strips	2,220,000
1,867,717	Terwin Mortgage 2005-7SL, 6.500% 7/25/35 (a)	1,627,248
2,878,011	Terwin Mortgage 2005-11SL B7, 5.000% 11/25/36 (a)	2,388,749
3,000,000	Terwin Mortgage 2005-R1, 5.000% 12/28/36 (a)	2,190,000

		29,279,599

	Manufactured Housing Loans–3.3%
3,755,176	Conseco Finance 1999-6 M1, 7.960% 6/1/30 (a)	366,130
5,000,000	Conseco Finance 2000-6 M1, 7.720% 9/1/32	900,000
4,000,000	Conseco Finance 2001-1 M1, 7.535% 7/1/32	919,272
3,000,000	Green Tree Financial 1997-8 M1, 7.020% 10/15/27	1,941,768
21,505,000	Madison Avenue Manufactured Housing 2002-A B2, 7.500% 3/25/32	6,021,400

		10,148,570

	Recreational Equipment–0.2%
633,291	Green Tree Recreational Equipment 1996-B CTFS, 7.700% 7/15/18	629,239

	Small Business Loans–0.8%
	FMAC Loan Trust 1998-CA AX, 1.837% 9/15/18 interest-only strips (a)	2,470,624

	Total Asset Backed Securities–Non-Investment Grade (cost $135,324,327)	127,302,311

Corporate Bonds–Investment Grade–1.3% of Net Assets
	Special Purpose Entity–1.3%
4,000,000	Duane Park I, Zero Coupon Bond, 6/27/16 (a)	4,000,000

	Total Corporate Bonds–Investment Grade (cost $4,000,000)	4,000,000

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade–34.6% of Net Assets
	Apparel–0.8%
$435,000	Anvil Knitwear, 10.875% 3/15/07	$215,325
2,175,000	Rafaella Apparel, 11.250% 6/15/11 (a)	2,164,125

		2,379,450

	Appliances–1.0%
3,075,000	Windmere-Durable, 10.000% 7/31/08	2,921,250

	Automotives–0.9%
850,000	Ford Motor, 9.215% 9/15/21	680,000
425,000	Ford Motor, 9.980% 2/15/47	348,500
2,550,000	General Motors, 8.375% 7/15/33	1,867,875

		2,896,375

	Automotive Parts & Equipment–2.5%
2,800,000	Dana Corporation, Zero Coupon Bond 3/15/10 in default (c)	2,184,000
650,000	Delphi Corporation, Zero Coupon Bond 5/1/29 in default (c)	399,750
2,650,000	Dura Operating, 9.000% 5/1/09	1,311,750
850,000	Exide Technologies, 10.500% 3/15/13 (a)	641,750
1,925,000	Metaldyne Corp., 11.000% 6/15/12	1,532,781
1,625,000	Metaldyne Corp., 10.000% 11/1/13	1,519,375

		7,589,406

	Basic Materials–3.4%
1,400,000	Doe Run Resources, 11.750% 11/1/08 (a)	1,232,000
2,650,000	Edgen Acquisition, 9.875% 2/1/11	2,636,750
975,000	Edgen Corporation, 9.875% 2/1/11 (a)	970,125
1,800,000	Millar Western, 7.750% 11/15/13	1,386,000
3,200,000	OM Group, 9.250% 12/15/11	3,312,000
800,000	Phibro Animal Health Corporation, 13.000% 12/1/07	824,000

		10,360,875

	Building & Construction–1.7%
4,200,000	MMI Products, 11.250% 4/15/07	4,137,000
1,350,000	Owens Corning, Zero Coupon Bond 8/1/18 in default (c)	1,083,375

		5,220,375

	Communications–1.5%
650,000	Adelphia Communications, Zero Coupon Bond 10/1/10 in default (c)	383,500
493,000	CCH I Holdings LLC, 10.000% 5/15/14 (a)	248,965
3,375,000	CCH I Holdings LLC, Zero Coupon Bond 5/15/11 (a)	1,755,000
396,000	CCH I Holdings, 11.000% 10/1/15 (a)	329,175
2,000,000	Penton Media, 10.375% 6/15/11	1,815,000

		4,531,640

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Consulting Services–1.1%
$2,300,000	MSX International, 11.375% 1/15/08	$1,518,000
2,000,000	MSX International, 11.000% 10/15/07	1,920,000

		3,438,000

	Electronics–1.3%
4,100,000	Motors and Gears, 10.750% 11/15/06	4,018,000

	Finance–1.2%
1,752,000	Advanta Capital Trust I, 8.990% 12/17/26	1,782,660
1,200,000	Banctec, 7.500% 6/1/08	859,488
1,075,000	Citisteel USA, 11.553% 9/1/10 (a)	1,101,875

		3,744,023

	Food–1.2%
2,300,000	Di Giorgio Corp., 10.000% 6/15/07	2,213,750
2,300,000	Merisant, 9.500% 7/15/13	1,587,000

		3,800,750

	Garden Products–0.3%
1,115,000	Ames True Temper, 10.000% 7/15/12	931,025

	Human Resources–0.5%
1,500,000	Comforce Operating, 12.000% 12/1/07	1,501,875

	Industrial–5.5%
1,625,000	Advanced Lighting Technologies, 11.000% 3/31/09	1,602,234
3,000,000	Consolidated Container, 10.125% 7/15/09	2,625,000
825,000	Constar International, 11.000% 12/1/12	643,500
2,500,000	Continental Global Group, 9.000% 10/1/08	2,437,825
2,475,000	GSI Group, 12.000% 5/15/13	2,509,031
1,650,000	Trimas Corp., 9.875% 6/15/12	1,509,750
680,000	Vicap S.A., 11.375% 5/15/07*	635,800
2,150,000	VITRO S.A., 11.750% 11/1/13 (a)	1,999,500
3,075,000	Wolverine Tube, 7.375% 8/1/08 (a)	2,429,250
500,000	Wolvernine Tube, 10.500% 4/1/09	412,500

		16,804,390

	Manufacturing–1.1%
2,295,000	BGF Industries, 10.250% 1/15/09	2,111,400
1,500,000	JB Poindexter, 8.750% 3/15/14	1,192,500

		3,303,900

	Medical Products–0.8%
4,275,000	Insight Health Services, 9.875% 11/1/11	2,351,250

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Retail–3.0%
$2,150,000	General Nutrition Center, 8.500% 12/1/10	$2,037,125
1,950,000	Jo-Ann Stores, 7.500% 3/1/12	1,711,125
825,000	Nebraska Book Company, 8.625% 3/15/12	759,000
2,150,000	Star Gas Partner, 10.250% 2/15/13	2,225,250
3,100,000	Uno Restaurant, 10.000% 2/15/11 (a)	2,511,000

		9,243,500

	Special Purpose Entity–2.9%
1,350,000	Altra Industrial Motion, 9.000% 12/1/11 (a)	1,343,250
2,500,000	INCAPS Funding II, 10.000% 1/15/34 (a)	2,250,000
725,000	Interactive Health, 7.250% 4/1/11 (a)	565,500
3,000,000	MM Community Funding IX, 10.000% 5/1/33 (a)	2,340,000
172,000	PAHC Holdings, Zero Coupon Bond 2/1/10**	177,160
1,316,750	TPREF Funding III, Zero Coupon Bond 1/15/33 (a)	1,106,070
1,175,000	Transmeridian Exploration, 12.000% 12/15/10 (a)	1,183,812

		8,965,792

	Technology–0.7%
2,600,000	Danka Business Systems, 11.000% 6/15/10	2,125,500

	Telecommunications–1.7%
1,274,600	BARAK I.T.C., 10.000% 11/15/10*	1,253,008
150,000	Century Communications, Zero Coupon Bond 5/15/11 in default (c)	150,000
2,925,000	Primus Telecommunications, 8.000% 1/15/14	1,989,000
300,000	Rural Cellular, 9.750% 1/15/10	304,500
1,900,000	Securus Technologies, 11.000% 9/1/11	1,634,000

		5,330,508

	Tobacco–0.6%
2,950,000	North Atlantic Trading, 9.250% 3/1/12	1,888,000

	Transportation–0.3%
1,050,000	Evergreen International Aviation, 12.000% 5/15/10	1,051,313

	Travel–0.6%
2,000,000	Worldspan Financial, 10.999% 2/15/11	1,730,000

	Total Corporate Bonds–Non-Investment Grade (cost $113,284,638)	106,127,197

Mortgage Backed Securities–Investment Grade–4.7% of Net Assets
	Collateralized Mortgage Obligations–4.7%
	Harborview Mortgage 2003-2 1X, 1.148% 10/19/33 interest-only strips	549,058
	Harborview Mortgage 2004-8 x, 1.407% 11/19/34 interest-only strips	1,648,607
4,000,000	Long Beach Mortgage 2004-4 M10, 7.818% 10/25/34	4,050,000
	Mellon Residential 2002-TBC2 X, 0.632% 8/15/32 interest-only strips	673,323

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Mortgage Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligations (continued)
$2,000,000	Merrill Lynch Mortgage 2005-M1, 6.818% 5/25/36	$1,609,360
702,699	Sail Net Interest Margin Notes 2004-5A B, 6.750% 6/27/34 (a)	704,456
2,262,937	Sail Net Interest Margin Notes 2004-7A B, 6.750% 8/27/34 (a)	2,227,906
1,000,000	Soundview 2005-OPT4 M9, 7.318% 12/25/35 (a)	803,750
2,167,000	Structured Asset 2003-BC1 B2, 9.000% 5/25/32	2,203,679

	Total Mortgage Backed Securities–Investment Grade (cost $16,718,693)	14,470,139

Mortgage Backed Securities–Non-Investment Grade–15.3% of Net Assets
	Collateralized Mortgage Obligations–15.3%
2,500,000	First Franklin Mortgage 2004-FFH2 B2, 8.318% 10/25/34 (a)	2,325,000
3,000,000	First Franklin Mortgage 2004-FFH3 B1, 8.318% 6/25/34 (a)	2,670,000
3,000,000	Fremont Home Equity 2005-C B3, 7.068% 7/25/35 (a)	2,175,000
2,000,000	Greenwich 2005-2A N2, 3.100% 2/26/35 (a)	1,400,000
3,000,000	Greenwich 2005-3 N2, 2.000% 6/27/35 (a)	1,860,000
6,000,000	Greenwich 2005-4 N-2, Zero Coupon Bond, 7/27/45 (a)	3,120,000
2,568,000	GSAMP Trust 2004-AR1 B5, 5.000% 6/25/34 (a)	2,080,080
1,863,892	Harborview Mortgage 2005-15 B10, 6.526% 10/20/45	1,484,124
2,463,793	Long Beach Mortgage 2001-4 M3, 7.568% 3/25/32	640,586
3,000,000	Long Beach Mortgage 2005-WL1, 7.568% 6/25/35	2,620,770
5,000,000	Long Beach Asset Holdings 2005-WL1 N4, 7.500% 6/25/45 (a)	4,579,700
3,000,000	Meritage Mortgage 2004-2 B1, 8.068% 1/25/35 (a)	2,595,000
2,000,000	Meritage Mortgage 2004-2 B2, 8.068% 1/25/35 (a)	1,665,000
1,021,575	Park Place Securities 2005-WCW1 B, 5.000% 9/25/35 (a)	942,403
3,000,000	Park Place Securities 2005-WCW1 M11, 7.318% 9/25/35	2,437,500
2,000,000	Park Place Securities 2005-WCW3, 7.318% 8/25/35 (a)	1,640,000
2,000,000	Park Place Securities 2005-WHQ1 M10, 7.318% 3/25/35 (a)	1,783,440
2,000,000	Park Place Securities 2005-WHQ4, 7.318% 9/25/35 (a)	1,370,320
2,000,000	People’s Choice Home Loan 2004-2 B, 5.000% 10/25/34 (a)	1,652,500
1,500,000	Popular 2005-4 B2, 7.318% 9/25/35 (a)	1,396,875
1,000,000	Soundview 2005-1 B3, 8.068% 4/25/35 (a)	820,000
1,000,000	Soundview 2005-2 B4, 7.818% 7/25/35 (a)	752,500
2,000,000	Soundview 2005-B M14, 7.650% 5/25/35	1,639,500
2,000,000	Structured Asset 2004-S4 B3, 5.090% 12/25/34 (a)	1,557,280
2,000,000	Structured Asset 2004-S2 B, 6.000% 6/25/34 (a)	1,811,840

	Total Mortgage Backed Securities–Non-Investment Grade (cost $47,144,494)	47,019,418

Government Agency Securities–0.7% of Net Assets
	GNMA 2003-59 XA, 0.612% 6/16/34 interest-only strips (g)	2,286,799

	Total Government Agency Securities (cost $2,427,037)	2,286,799

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Municipal Securities–0.2% of Net Assets
$1,000,000	Pima County Arizona IDA Health Care, Zero Coupon Bond 11/15/32 in default	$501,040

	Total Municipal Securities (cost $626,327)	501,040

Common Stocks–13.1% of Net Assets
26,200	Alpha Natural Resources, Inc. (c)	606,268
29,800	American Capital Strategies, Ltd.	1,047,768
12,600	Arthur J. Gallagher & Co.	350,406
36,500	ATI Technologies Inc. (c)	627,070
34,000	Bois d’Arc Energy LLC (c)	566,100
38,600	Cascade Microtech, Inc. (c)	505,274
6,100	Caterpillar, Inc.	438,041
8,000	CEMEX, S.A. de C.V.	522,240
29,700	Citizens Communications Company	394,119
13,100	Companhia de Saneamento Basico do Estado de São Paulo (c)	288,331
45,200	Compton Petroleum Corporation (c)	580,368
42,600	Consolidated Communications Illinois Holdings, Inc. (c)	693,102
11,900	Cytec Industries Inc. (d)	714,119
5,600	Deere & Company	442,680
8,700	Dell Inc. (c)(d)	258,912
32,700	Direct General Corporation	556,227
34,000	Dollar General Corporation (d)	600,780
23,300	Education Realty Trust, Inc.	356,490
12,400	EnCana Corporation (d)	579,452
7,000	ENSCO International Incorporated (d)	360,150
23,000	Enterprise Partners Products L.P.	567,870
33,300	FairPoint Communications, Inc.	460,206
7,500	Fording Canadian Coal Trust	284,925
10,400	Fred’s Inc.	137,904
23,300	Global Industries, Ltd. (c)(d)	337,617
31,000	Infocrossing, Inc. (c)	373,550
137,700	InPhonic, Inc. (c)	962,523
91,386	Intermet Corporation (c)	1,096,632
81,300	International Coal Group, Inc. (c)	791,862
44,200	Iowa Telecommunications Services, Inc.	843,336
7,600	J.C. Penney Company, Inc.	459,116
11,750	Kinder Morgan Energy Partners, L.P.	566,115
8,400	KKR Financial Corp. (c)	188,412
30,900	Korn/Ferry International (c)	630,051
8,500	L-3 Communications Holdings, Inc.	729,215
8,200	Lloyds TSB Group plc	315,618
10,600	Lone Star Technologies, Inc. (c)(d)	587,346

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Shares	Description	Market Value (b)
Common Stocks (continued)
19,200	Macquarie Infrastructure Company Trust	$624,000
12,200	Magellan Midstream Partners, L.P.	401,014
9,500	Manpower Inc.	543,210
25,300	Masco Corporation	821,997
90,050	MCG Capital Corporation	1,270,606
24,900	Microsoft Corporation (d)	677,529
22,200	Mittal Steel Company N.V.	838,050
18,200	Motorola, Inc.	416,962
49,100	Nam Tai Electronics, Inc.	1,124,881
42,600	Ness Technologies, Inc. (c)	536,334
5,300	PACCAR Inc.	373,544
7,900	PetroChina Company Limited (d)	829,105
8,000	Philippine Long Distance Telephone Company	300,560
33,700	Regal Entertainment Group	633,897
13,000	Sasol Limited	491,790
24,290	Ship Finance International Limited	416,816
2,700	Stone Energy Corporation (c)(d)	119,151
10,800	Superior Energy Services, Inc. (c)	289,332
77,800	Taiwan Semiconductor Manufacturing Company Ltd.	782,668
89,833	Technology Investment Capital Corporation (c)	1,306,172
14,750	Teva Pharmaceutical Industries Limited	607,405
18,000	The Home Depot, Inc. (d)	761,400
4,800	The Timken Company	154,896
8,600	Tidewater Inc. (d)	474,978
54,100	TOP Tankers Inc.	703,300
79,900	Trustreet Properties Inc.	1,213,681
27,400	Tsakos Energy Navigation Limited (d)	1,073,532
1,800	Unit Corporation (c)(d)	100,350
15,700	Valero Energy Corporation (d)	938,545
10,800	Valero L.P.	547,020
12,900	Washington Mutual, Inc.	549,798
20,200	Willbros Group, Inc. (c)(d)	410,868

	Total Common Stocks (cost $38,063,354)	40,153,586

Preferred Stocks–2.2% of Net Assets
30,000	Baker Street Funding	2,910,000
1,000	Credit Genesis CLO 2005	1,000,000
1,000	Hewett’s Island II (a)	990,000
1,000	Marquette Park CLO, 10.000% 7/12/20 (a)	980,000
1,000	SOLOSO CDO 2005	992,706

	Total Preferred Stocks (cost $6,872,714)	6,872,706

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Loans–0.1% of Net Assets
$1,000,000	ICO North America, 7.50% 8/15/09	$412,750

	Total Corporate Loans (cost $325,000)	412,750

Eurodollar Time Deposits–9.2% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2006, 3.75% maturing at $28,195,090 on April 3, 2006	28,192,153

	Total Investments–135.9% of Net Assets (cost $432,382,460)	416,638,790

	Other Assets and Liabilities, net–(35.9%) of Net Assets	(109,939,729)

	Net Assets	$306,699,061

Call Options Written

March 31, 2006

Number of Contracts	Common Stocks/Expiration Date/Exercise Price	Market Value (b)
17	Cytec Industries Inc./April/60	$2,380
45	Dell Inc./April/30	2,070
4	Dollar General Corporation/April/17.50	180
8	EnCana Corporation/April/50	360
10	ENSCO International Incorporated/April/50	2,650
2	Global Industries, Ltd/April/15	60
15	The Home Depot, Inc/April/42.50	1,050
31	Lone Star Technologies, Inc/April/55	6,975
29	Microsoft Corporation/April/27.50	754
37	PetroChina Company Limited/April/100	19,980
27	Stone Energy Corporation/April/45	4,590
24	Tidewater Inc/April/55	4,320
21	Tsakos Energy Navigation Limited/April/40	735
18	Unit Corporation/April/55	3,240
10	Valero Energy Corporation/April/60	1,750
7	Willbros Group, Inc/April/20	385

	Total Call Options Written (Premiums Received $45,863)	$51,479

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

(a)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(c)	These securities are non-income producing.

(d)	A portion or all of the security is pledged as collateral for call options written.

*	These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.

**	This security is payment-in-kind.

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage- and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., rated BB+ or lower by Standard & Poor’s Ratings Group or Fitch Ratings Ltd., comparably rated by another nationally recognized statistical rating organization, or not rated by any rating agency but determined by the Fund’s investment adviser to be of comparable quality.)

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

RMK Multi-Sector High Income Fund, Inc. began trading on January 19, 2006 under the ticker symbol RHY after an initial public offering at $15 per share. The Fund had a total return of 7.38% for the period ended March 31, 2006, based on market price and reinvested dividends. The Fund had a total return of 2.27% for the period ended March 31, 2006, based on net asset value and reinvested dividends. From January 19, 2006 until March 31, 2006, the Lehman Brothers Ba U.S. High Yield Index1 had a total return of 0.97%.

The Fund paid a monthly dividend out of the net investment income of the Fund of $0.12 per share for the month of March.

In spite of a modest level of industry-wide outflows from corporate high yield funds, the high yield corporate market feels pretty good so far this year. With little change to underlying asset value, index performance has remained at coupon clipping levels (i.e. prices have held up). Importantly, economic conditions continue to remain strong causing the Fed to nudge interest rates ever higher. While most bondholders tend to run for the hills in an environment of increasing rates (sending most bond prices lower), we like the signals we are receiving. A strong economy is very good for corporate earnings, cash flows, balance sheets, equity valuations, and, in turn, high yield corporate bonds. Such conditions create more opportunities for corporate bond issuers to refinance or otherwise payoff their bonds, effectively placing an underlying bid for the bonds. In other words, steady bond prices. Unfortunately, strong bids create a scarcity of attractive investment opportunities and that is the challenge we face today. Opportunities exist in every market environment, they just may not be readily apparent.

We believe the domestic automotive sector is providing several attractive buying opportunities. This sector is a classic example of an industry in dire need of restructuring. Bound by uncompetitive labor, plant, and capital costs coupled with less than inspiring product offerings, many will have to restructure their contractual obligations either in or out of court. In many circumstances, the courts will be the only means by which the necessary fundamental changes to survive in the long run can be accomplished. Bankruptcy isn’t necessarily the end and, in many cases, is a new beginning. We like this space because turmoil convinces and, often times forces, weak hands to dispose of valuable assets at fire-sale prices. While these assets may not be worth “par” in bond parlance, they almost always have some value. The trick is to estimate that value and pay accordingly. Since we define risk by the price one pays, we believe the risk reward ratio is largely tilted in the buyer’s favor in selected automotive sector bonds. We have and plan to continue to trade opportunistically in this space.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

In the asset-backed and mortgage-backed arena, market technicals have made a dramatic about face over the last six weeks. The market was very heavy during the fourth quarter of 2005 with very few buyers willing to commit to new positions at the close of a very difficult year. However, beginning in February the demand for “BBB” to “B” floating rate asset-backed bonds picked up dramatically. The prospect of continued rate hikes from the Federal Reserve and the lack of available yield in the fixed income market have forced investors into some of the more “off the run” issues that we have used effectively in the high income fund. We expect floating rate assets to continue to contribute to our net asset value stability and current yield during the next 3 to 6 months as short term rates push higher. Our challenge will be to find enough suitable fixed rate assets as this interest rate cycle nears the point where the Federal Reserve will begin lowering rates.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which include the possibilities that the market values of the securities owned by the Fund will decline or that shares of the Fund will trade at lower prices in the market. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2006

Average Credit Quality	BB-
Current Yield	9.01%
Yield to Maturity	13.21%
Duration	3.22 Years
Average Effective Maturity	4.29 Years
Percentage of Leveraged Assets	0%
Total Number of Holdings	174

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	1.0%	B	11.3%
A	0.6%	CCC	15.8%
BBB	20.2%	C	0.6%
BB	30.4%	D	1.0%
		Not Rated	19.1%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	26.5%
Equipment Leases	20.2%
Collateralized Mortgage Obligations	17.1%
Home Equity Loans	15.0%
Short Term Investments	5.6%
Common Stock	5.2%
Collateralized Debt Obligations	3.0%
Preferred Stock	2.4%
Mutual Funds	1.8%
Certificate-Backed Obligations	1.7%
Commercial Loans	1.5%

Total	100.0%

†	The Fund’s composition is subject to change.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY) from January 19, 2006 (commencement of investment operations) to March 31, 2006.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities owned, cash and other assets, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PERFORMANCE INFORMATION

AGGREGATE TOTAL RETURNS
AS OF MARCH 31, 2006	COMMENCEMENT OF INVESTMENT OPERATIONS[1]
MARKET VALUE	7.38%
NET ASSET VALUE	2.27%
LEHMAN BROTHERS BA HIGH YIELD INDEX[2]	0.97%

Performance data quoted represents past performance which is no guarantee of future results. Please note that this performance data is for a very short period of time. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

1	The Fund commenced investment operations on January 19, 2006.

2	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–9.2% of Net Assets
	Collateralized Debt Obligations–0.9%
$4,000,000	MKP CBO 5A E, 7.761% 1/6/46 (a)	$3,890,000

	Equipment Leases–3.6%
6,678,132	Aerco Limited 2A A3, 5.209% 7/15/25 (a)	5,759,889
4,999,007	Aviation Capital 2000-1A A1, 5.229% 11/15/25 (a)	4,236,658
4,953,576	Aviation Capital 2005-3A C1, 8.068% 12/25/35 (a)	4,965,960
5,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	1,485,600

		16,448,107

	Home Equity Loans (Non-High Loan-To-Value)–4.7%
1,500,000	Equifirst Mortgage 2004-1 N4, 10.000% 6/25/34 (a)	1,501,170
7,000,000	Indymac Residential 2005-C M11, 7.318% 10/25/35	5,600,000
4,000,000	Merrill Lynch Mortgage 2005-ACR1 B4, 7.321% 6/28/35 (a)	3,500,000
3,250,000	Option One Mortgage 2004-2A N, 8.836% 11/25/34 (a)	3,225,625
2,700,000	Soundview 2005-1N N2, 6.413% 4/25/35 (a)	2,588,625
3,000,000	Soundview 2006-1 M10, 7.318% 2/25/36 (a)	2,351,730
3,000,000	Soundview 2006-1 M9, 7.318% 2/25/36 (a)	2,531,250

		21,298,400

	Total Asset Backed Securities–Investment Grade (cost $41,380,775)	41,636,507

Asset Backed Securities–Non-Investment Grade–32.1% of Net Assets
	Certificate-Backed Obligations–1.7%
5,950,000	Preferred Term Securities XX, 10.000% 3/22/38 (a)	5,831,000
2,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	1,960,000

		7,791,000

	Collateralized Debt Obligations–2.2%
3,500,000	Goldentree Capital 2006-1A E, 10.940% 2/22/20 (a)	3,334,100
5,263,867	Hewett’s Island CDO 2005-1A D, 10.470% 8/9/17 (a)	5,441,522
1,000,000	Stanfield 2A D1, 10.700% 4/15/15 (a)	995,000

		9,770,622

	Commercial Loans–1.5%
5,528,648	Banc of America 2002-1A B, 8.900% 11/6/14 (a)	5,321,324
2,951,002	Lehman Brothers-UBS Commercial Mortgage 2001-C7 S, 5.868% 11/15/33	1,556,860

		6,878,184

	Equipment Leases–16.5%
6,246,100	Aerco Limited 1X C1, 6.099% 7/15/23	2,342,288
1,857,706	Aerco Limited 2A C2, 6.799% 7/15/25 (a)	594,466
15,000,000	Aircraft Finance Trust 1999-1A A1, 5.229% 5/15/24	10,350,000

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Equipment Leases (continued)
$24,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.299% 3/15/19	$14,400,000
3,585,626	Aviation Capital 2000-1A C1, 6.699% 11/15/25 (a)	1,254,969
2,283,150	Aviation Capital 2000-1I D1, 8.500% 11/15/25 (a)	1,164,407
2,475,555	DVI Receivables 1999-2 A4, 7.220% 11/13/07	1,448,199
3,819,742	DVI Receivables 2001-2 A4, 4.613% 11/11/09	3,189,484
4,801,303	DVI Receivables 2003-1 A3A, 5.220% 3/14/11	4,057,102
18,000,000	Lease Investment Flight Trust 1 A1, 5.139% 7/15/31	12,870,000
15,000,000	Pegasus Aviation Lease 1999-1A B1, 6.300% 3/25/29 (a)	3,654,000
5,317,204	Pegasus Aviation Lease 2000-1 A1, 5.443% 3/25/15 (a)	3,296,666
3,620,000	Pegasus Aviation Lease 2000-1 A2, 8.370% 3/25/30 (a)	2,269,088
15,000,000	Pegasus Aviation Lease 2001-1A A1, 5.178% 5/10/31 (a)	8,700,000
15,000,000	United Capital Aviation Trust 2005-1 B1B, Zero Coupon Bond 7/15/31 (a)	2,149,950
63,000,000	United Capital Aviation Trust 2005-1 B2, Zero Coupon Bond 7/15/31 (a)	2,970,450

		74,711,069

	Home Equity Loans (Non-High Loan-To-Value)–10.2%
3,000,000	Ace Securities 2005-HE6 B1, 7.818% 10/25/35 (a)	2,239,500
2,600,000	Equifirst Mortgage 2004-3 N3, 7.869% 12/25/34 (a)	2,541,916
1,600,000	Finance America NIM Trust 2004-3 N3, 8.000% 11/25/34 (a)	1,568,496
2,300,000	First Franklin Mortgage 2004-FF11 N2, 6.414% 1/25/35 (a)	2,226,699
700,000	Fremont Home Equity 2004-4 N4, 8.000% 3/25/35 (a)	684,467
3,000,000	Fremont Home Equity 2005-2 B3, 7.568% 6/25/35 (a)	2,359,680
8,500,000	Indymac Residential 2005-B M11, 8.318% 8/25/35 (a)	7,012,500
2,400,000	Meritage Asset Holdings NIM 2004-2 N6, 9.000% 1/25/35 (a)	2,377,512
4,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.318% 1/25/35 (a)	3,520,000
800,000	Soundview 2004-W N3, 9.000% 1/25/35 (a)	791,624
1,500,000	Soundview 2005-1N N3, 8.500% 4/25/35 (a)	1,475,865
4,415,000	Soundview 2005-4 M11, 7.318% 3/25/36 (a)	3,261,581
5,375,000	Soundview 2005-A B2, 7.818% 4/25/35 (a)	4,461,250
850,000	Soundview 2005-W N4, 9.000% 1/25/35 (a)	841,101
12,798,000	Terwin Mortgage 2006-R2 A, 2.351% 12/26/36	10,837,858

		46,200,049

	Total Asset Backed Securities–Non-Investment Grade (cost $144,574,772)	145,350,924

Corporate Bonds–Investment Grade–1.9% of Net Assets
	Special Purpose Entity–1.9%
5,000,000	Barton Springs 2005-1-C2, 8.000% 12/20/10 (a)	4,425,000
4,000,000	Duane Park I, Zero Coupon Bond, 6/27/16 (a)	4,000,000

	Total Corporate Bonds–Investment Grade ($8,439,351)	8,425,000

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade–24.5% of Net Assets
	Apparel–0.6%
$600,000	Anvil Knitwear, 10.875% 3/15/07	$297,000
2,500,000	Rafaella Apparel, 11.250% 6/15/11 (a)	2,487,500

		2,784,500

	Appliances–1.0%
4,750,000	Windmere-Durable, 10.000% 7/31/08	4,512,500

	Automotives–0.9%
5,000,000	General Motors, 8.375% 7/15/33	3,662,500
500,000	Ford Motor, 9.215% 9/15/21	400,000

		4,062,500

	Automotive Parts & Equipment–1.9%
3,000,000	Dana Corporation, Zero Coupon Bond 3/15/10 in default (c)	2,340,000
1,000,000	Delphi Corporation, Zero Coupon Bond 5/1/29 in default (c)	615,000
1,500,000	Dura Operating, 9.000% 5/1/09	742,500
1,150,000	Exide Technologies, 10.500% 3/15/13 (a)	868,250
2,500,000	Metaldyne Corp., 10.000% 11/1/13	2,337,500
1,850,000	Metaldyne Corp., 11.000% 6/15/12	1,473,063

		8,376,313

	Basic Materials–3.0%
1,850,000	Doe Run Resources, 11.750% 11/1/08 (a)	1,628,000
5,000,000	Edgen Acquisition, 9.875% 2/1/11	4,975,000
3,300,000	Millar Western, 7.750% 11/15/13	2,541,000
4,250,000	OM Group, 9.250% 12/15/11	4,398,750

		13,542,750

	Building & Construction–0.6%
1,500,000	MMI Products, 11.250% 4/15/07	1,477,500
1,800,000	Owens Corning, Zero Coupon Bond 8/1/18 in default	1,444,500

		2,922,000

	Communications–0.7%
1,000,000	Adelphia Communications, Zero Coupon Bond 10/1/10 in default (c)	590,000
2,700,000	Penton Media, 10.375% 6/15/11	2,450,250

		3,040,250

	Consulting Services–0.9%
1,600,000	MSX International, 11.000% 10/15/07	1,536,000
4,000,000	MSX International, 11.375% 1/15/08	2,640,000

		4,176,000

	Electronics–1.1%
5,087,000	Motors and Gears, 10.750% 11/15/06	4,985,260

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Finance–0.6%
$1,625,000	Banctec, 7.500% 6/1/08	$1,163,890
1,600,000	Citisteel USA, 12.480% 9/1/10 (a)	1,640,000

		2,803,890

	Food–1.4%
4,024,000	Di Giorgio Corp., 10.000% 6/15/07	3,873,100
3,500,000	Merisant, 9.500% 7/15/13	2,415,000

		6,288,100

	Human Resources–0.6%
2,725,000	Comforce Operating, 12.000% 12/1/07	2,728,406

	Industrial–4.2%
2,175,000	Advanced Lighting Technologies, 11.000% 3/31/09	2,144,528
6,825,000	Continental Global Group, 9.000% 10/1/08	6,825,000
5,000,000	GSI Group, 12.000% 5/15/13	5,068,750
6,000,000	Wolverine Tube, 10.500% 4/1/09	4,950,000

		18,988,278

	Manufacturing–1.0%
3,153,000	BGF Industries, 10.250% 1/15/09	2,900,760
2,000,000	JB Poindexter, 8.750% 3/15/14	1,590,000

		4,490,760

	Medical Products–0.7%
5,825,000	Insight Health Services, 9.875% 11/1/11	3,203,750

	Retail–1.0%
2,625,000	Jo-Ann Stores, 7.500% 3/1/12	2,303,438
3,000,000	Uno Restaurant, 10.000% 2/15/11 (a)	2,430,000

		4,733,438

	Special Purpose Entity–1.8%
1,850,000	Altra Industrial Motion, 9.000% 12/1/11 (a)	1,840,750
1,000,000	Interactive Health, 7.250% 4/1/11 (a)	780,000
3,790,000	PAHC Holdings, Zero Coupon Bond 2/1/10**	3,903,700
1,600,000	Transmeridian Exploration, 12.000% 12/15/10 (a)	1,612,000

		8,136,450

	Technology–0.7%
3,575,000	Danka Business Systems, 11.000% 6/15/10	2,922,562

	Telecommunications–0.5%
2,575,000	Securus Technologies, 11.000% 9/1/11	2,214,500

	Tobacco–0.8%
5,970,000	North Atlantic Trading, 9.250% 3/1/12	3,820,800

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Travel–0.5%
$2,500,000	Worldspan Financial, 10.999% 2/15/11	$2,162,500

	Total Corporate Bonds–Non-Investment Grade ($110,002,055)	110,895,507

Mortgage Backed Securities–Investment Grade–2.5% of Net Assets
	Collateralized Mortgage Obligations–2.5%
6,976,000	Aames Mortgage 2005-4 B3, 7.568% 10/25/35	5,371,520
6,034,497	Sail Net Interest Margin Notes 2004-7A B, 6.750% 8/27/34 (a)	5,941,084

	Total Mortgage Backed Securities–Investment Grade ($11,269,809)	11,312,604

Mortgage Backed Securities–Non-Investment Grade–14.4% of Net Assets
	Collateralized Mortgage Obligations–14.4%
1,600,000	First Franklin Mortgage 2004-FF2 N4, 10.000% 4/25/34 (a)	1,602,752
3,100,000	First Franklin Mortgage 2004-FFH4 N2, 8.000% 1/21/35 (a)	3,032,203
4,826,000	First Franklin Mortgage 2005-FFH4 B2, 6.818% 12/25/35 (a)	3,679,825
6,450,000	Greenwich 2005-3 N2, 2.000% 6/27/35 (a)	3,999,000
14,000,000	Greenwich 2005-4 N-2, Zero Coupon Bond, 7/27/45 (a)	7,280,000
5,000,000	Greenwich 2005-6A N2, 8.000% 11/27/45 (a)	4,175,000
4,175,757	Harborview Mortgage 2006-CB1 2B5, 6.568% 3/25/36	2,307,106
1,997,330	Harborview Mortgage 2006-CB1 2B6, 6.568% 3/25/36	339,546
6,000,000	Long Beach Asset Holdings 2005-WL1 N4, 7.500% 6/25/45 (a)	5,495,640
3,000,000	Long Beach Mortgage 2005-1 N4, 10.000% 2/25/35 (a)	3,008,430
5,000,000	Long Beach Mortgage 2006-2 B, 7.170% 3/25/36 (a)	3,892,950
7,022,000	Merrill Lynch Mortgage 2006-SL1 B5, 7.500% 9/25/36 (a)	5,471,402
10,000,000	Park Place Securities 2005-WCW2, 7.318% 7/25/35 (a)	7,500,000
4,788,000	Soundview 2005-OPT4, 7.318% 12/25/35 (a)	3,611,971
6,000,000	Structured Asset 2004-S2 B, 6.000% 6/25/34 (a)	5,435,520
6,000,000	Structured Asset 2004-S4 B3, 5.000% 12/25/34 (a)	4,671,840

	Total Mortgage Backed Securities–Non-Investment Grade (cost $65,173,476)	65,503,185

Common Stocks–5.2% of Net Assets
21,500	Alpha Natural Resources, Inc. (c)	497,510
26,300	American Capital Strategies, Ltd.	924,708
27,900	Bois d’Arc Energy LLC (c)	464,535
32,200	Cascade Microtech, Inc. (c)	421,498
6,600	CEMEX, S.A. de C.V.	430,848
25,700	Citizens Communications Company	341,039
10,800	Companhia de Saneamento Básico do Estado de São Paulo (c)	237,708
37,300	Compton Petroleum Corporation (c)	478,932
35,500	Consolidated Communications Illinois Holdings, Inc. (c)	577,585

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Shares	Description	Market Value (b)
Common Stocks (continued)
7,300	Dell Inc. (c)(d)	$217,248
10,000	Direct General Corporation	170,100
28,400	Dollar General Corporation (d)	501,828
10,700	EnCana Corporation (d)	500,011
5,800	ENSCO International Incorporated (d)	298,410
19,100	Enterprise Partners Products L.P.	471,579
2,000	FairPoint Communications, Inc.	27,640
5,800	Fording Canadian Coal Trust	220,342
8,700	Fred’s Inc.	115,362
19,200	Global Industries, Ltd. (c)	278,208
25,900	Infocrossing, Inc. (c)	312,095
113,827	InPhonic, Inc. (c)	795,651
66,800	International Coal Group, Inc. (c)	650,632
8,500	Iowa Telecommunications Services, Inc.	162,180
9,400	Kinder Morgan Energy Partners, L.P.	452,892
7,000	KKR Financial Corp. (c)	157,010
2,700	L-3 Communications Holdings, Inc.	231,633
8,700	Lone Star Technologies, Inc. (c)(d)	482,067
16,000	Macquarie Infrastructure Company Trust	520,000
4,800	Magellan Midstream Partners, L.P.	157,776
10,200	Masco Corporation	331,398
75,200	MCG Capital Corporation	1,061,072
17,800	Mittal Steel Company N.V.	671,950
15,000	Motorola, Inc.	343,650
40,500	Nam Tai Electronics, Inc.	927,855
34,300	Ness Technologies, Inc. (c)	431,837
4,300	PACCAR Inc.	303,064
3,200	PetroChina Company Limited	335,840
6,600	Philippine Long Distance Telephone Company	247,962
26,200	Regal Entertainment Group	492,822
10,800	Sasol Limited	408,564
20,000	Ship Finance International Limited	343,200
2,000	Stone Energy Corporation (c)(d)	88,260
9,100	Superior Energy Services, Inc. (c)	243,789
61,000	Taiwan Semiconductor Manufacturing Company Ltd.	613,660
65,500	Technology Investment Capital Corporation (c)	952,370
5,800	Teva Pharmaceutical Industries Limited	238,844
4,000	The Timken Company	129,080
7,400	Tidewater Inc. (d)	408,702
42,700	TOP Tankers Inc.	555,100
56,500	Trustreet Properties Inc.	858,235
8,300	Tsakos Energy Navigation Limited	325,194
2,000	Unit Corporation (c)(d)	111,500

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Shares	Description	Market Value (b)
Common Stocks (continued)
12,900	Valero Energy Corporation (d)	$771,162
8,900	Valero L.P.	450,785
10,800	Washington Mutual, Inc.	460,296
14,500	Willbros Group, Inc. (c)	294,930

	Total Common Stocks (cost $22,865,070)	23,498,148

Preferred Stocks–2.3% of Net Assets
40,000	Baker Street Funding (a)(c)	3,880,000
200,000	Endurance Specialty Holdings Ltd.	4,844,000
2,000	Marquette Park CLO (a)	1,960,000

	Total Preferred Stocks (cost $10,744,015)	10,684,000

Mutual Funds–1.8% of Net Assets
85,000	iShares Russell 3000 Value Index Fund	8,131,950

	Total Mutual Funds (cost $7,888,349)	8,131,950

Eurodollar Time Deposits–5.5% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2006 3.750% maturing at $25,141,222 on April 1, 2006	25,138,603

	Total Investments–99.4% of Net Assets (cost $447,476,275)	450,576,428

	Other Assets and Liabilities, net–0.6% of Net Assets	2,946,648

	Net Assets	$453,523,076

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Call Options Written

March 31, 2006

Number of Contracts	Common Stocks/Expiration Date/Exercise Price	Market Value (b)
38	Dell Inc./April/30	$1,748
4	Dollar General Corporation/April/17.50	180
10	EnCana Corporation/April/50	450
8	ENSCO International Incorporated/April/50	2,120
25	Lone Star Technologies, Inc./April/55	5,625
20	Stone Energy Corporation/April/45	3,400
22	Tidewater Inc./April/55	3,960
20	Unit Corporation/April/55	3,600
6	Valero Energy Corporation/April/60	1,050

	Total Call Options Written (Premiums Received $18,949)	$22,133

(a)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(c)	These securities are non-income producing.

(d)	A portion or all of the security is pledged as collateral for call options written.

**	This security is payment-in-kind.

(See Accompanying Notes to the Financial Statements)

RMK STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Adviser will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below investment grade securities (commonly referred to as “junk bonds”) to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below investment grade securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage- and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., rated BB+ or lower by Standard & Poor’s Ratings Group or Fitch Ratings Ltd., comparably rated by another nationally recognized statistical rating organization, or not rated by any rating agency but determined by the Fund’s investment adviser to be of comparable quality.)

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

RMK STRATEGIC INCOME FUND, INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the year ended March 31, 2006, RMK Strategic Income Fund, Inc. had total returns of 7.11% and 22.60%, respectively, based on market price and reinvested dividends. For the six months and the year ended March 31, 2006, the Fund had total returns of 4.26% and 9.95%, respectively, based on net asset value and reinvested dividends. For the six months and the year ended March 31, 2006, the Lehman Brothers Ba U.S. High Yield Index1 had total returns of 2.44% and 6.83%, respectively. The Fund’s strong performance was primarily due to the Fund’s relative yield advantage as evidenced by the monthly dividend distributions and the relative net asset value stability produced by the Fund’s allocation to a wide variety of asset types. The Fund had an above average yield due to three main factors: an efficient leverage package which allowed the Fund to have additional money invested with limited borrowing costs; an increasing interest rate environment and our overweighting in the floating rate securities sector; and a prospectus that gives the management team latitude to look at sectors that are not in the index.

During the fiscal year ended March 31, 2006, the Fund paid a total income distribution of $2.27 per share, which was composed of total regular monthly dividends for the year of $1.80 per share and special dividend distributions in December 2005 of $0.47 per share. For the entire fiscal year, the Fund paid monthly dividends of $0.15 per share.

In spite of a modest level of industry-wide outflows from corporate high yield funds, the high yield corporate market feels pretty good so far this year. With little change to underlying asset value, index performance has remained at coupon clipping levels (i.e. prices have held up). Importantly, economic conditions continue to remain strong causing the Fed to nudge interest rates ever higher. A strong economy is very good for corporate earnings, cash flows, balance sheets, equity valuations, and, in turn, high yield corporate bonds. Such conditions create more opportunities for corporate bond issuers to refinance or otherwise payoff their bonds, effectively placing an underlying bid for the bonds. In other words, steady bond prices. Unfortunately, strong bids create a scarcity of attractive investment opportunities and that is the challenge we face today. Opportunities exist in every market environment, they just may not be readily apparent.

We believe the domestic automotive sector is providing several attractive buying opportunities. This sector is a classic example of an industry in dire need of restructuring. Bound by uncompetitive labor, plant, and capital costs coupled with less than inspiring product offerings, many will have to restructure their contractual obligations either in or out of court. In many circumstances, the courts will be the

RMK STRATEGIC INCOME FUND, INC.

only means by which the necessary fundamental changes to survive in the long run can be accomplished. Bankruptcy isn’t necessarily the end and, in many cases, is a new beginning. We like this space because turmoil convinces and, often times forces, weak hands to dispose of valuable assets at fire-sale prices. While these assets may not be worth “par” in bond parlance, they almost always have some value. The trick is to estimate that value and pay accordingly. Since we define risk by the price one pays, we believe the risk reward ratio is largely tilted in the buyer’s favor in selected automotive sector bonds. We have and plan to continue to trade opportunistically in this space.

In the asset-backed and mortgage-backed arena, market technicals have made a dramatic about face over the last six weeks. The market was very heavy during the fourth quarter of 2005 with very few buyers willing to commit to new positions at the close of a very difficult year. However, beginning in February the demand for “BBB” to “B” floating rate asset-backed bonds picked up dramatically. The prospect of continued rate hikes from the Federal Reserve and the lack of available yield in the fixed income market have forced investors into some of the more “off the run” issues that we have used effectively in the high income fund. We expect floating rate assets to continue to contribute to our net asset value stability and current yield during the next 3 to 6 months as short term rates push higher. Our challenge will be to find enough suitable fixed rate assets as this interest rate cycle nears the point where the Federal Reserve will begin lowering rates.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which include the possibilities that the market values of the securities owned by the Fund will decline or that shares of the Fund will trade at lower prices in the market. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2006

Average Credit Quality	BB
Current Yield	10.77%
Yield to Maturity	12.59%
Duration	3.43 Years
Average Effective Maturity	4.57 Years
Percentage of Leveraged Assets	26%
Total Number of Holdings	267

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	3.0%	B	9.5%
AA	2.7%	CCC	21.6%
A	2.9%	CC	0.7%
BBB	22.7%	D	1.0%
BB	19.6%	Not Rated	16.3%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	24.9%
Collateralized Mortgage Obligations	15.1%
Common Stock	13.9%
Equipment Leases	13.8%
Home Equity Loans	10.3%
Collateralized Debt Obligations	7.4%
Short Term Investments	4.2%
Manufactured Housing Loans	2.8%
Franchise Loans	1.9%
Certificate-Backed Obligations	1.4%
Preferred Stock	1.4%
Other	1.4%
Commercial Loans	0.9%
Government Agency Securities	0.6%

Total	100.0%

†	The Fund’s composition is subject to change.

RMK STRATEGIC INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Strategic Income Fund, Inc. (NYSE: RSF) from March 18, 2004 (commencement of investment operations) to March 31, 2006.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities owned, cash and other assets, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

RMK STRATEGIC INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[1]
MARKET VALUE	7.11%	22.60%	19.36%
NET ASSET VALUE	4.26%	9.95%	10.13%
LEHMAN BROTHERS BA HIGH YIELD INDEX[2]	2.44%	6.83%	5.41%
*	Not annualized for periods less than one year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

1	The Fund commenced investment operations on March 18, 2004.

2	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–18.7% of Net Assets
	Collateralized Debt Obligations–7.3%
$10,000,000	Diversified Asset Securitization 1A A1, 7.873% 9/15/35	$8,758,665
4,000,000	E-Trade 2004-1A COM1, 2.000% 1/10/40	3,881,250
4,000,000	GRAND 2005-1A C0MB, 1.913% 4/5/46	3,760,000
3,000,000	MKP CBO 5A E, 7.761% 1/6/46 (a)	2,917,500
2,000,000	Orchid Structured Finance 2006-3A E, 8.620% 1/6/46 (a)	2,000,000
3,000,000	Palmer Square 2A CN, Zero Coupon Bond 11/2/45 (a)	2,985,000
2,400,000	Restructured Asset Backed 2003-3A A3, 5.378% 1/29/22 (a)	2,036,737

		26,339,152

	Credit Cards–1.2%
5,000,000	North Street 2000-1A B, 5.293% 10/30/11 (a)	4,400,000

	Equipment Leases–2.7%
5,500,000	Aerco Limited 2A A3, 5.209% 7/15/25 (a)	4,525,628
18,000,000	Airplanes Repackaging 2004-1A B, Zero Coupon Bond 6/16/31 (a)	1,170,000
3,000,000	Aviation Capital 2005-3A C1, 8.068% 12/25/35 (a)	2,979,576.00
3,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	891,360

		9,566,564

	Franchise Loans–2.4%
15,000,000	Atherton Franchisee 1999-A A2, 7.230% 4/15/12 (a)	7,282,621
	FMAC Loan Trust 1997-C AX, 2.264% 12/15/19 interest-only strips (a)	1,580,795

		8,863,416

	Home Equity Loans (Non-High Loan-To-Value)–4.6%
4,000,000	Aames Mortgage Trust 2001-3 B, 7.130% 11/25/31	879,360
3,450,000	Ace Securities 2004-HE2 B1, 8.318% 10/25/34	3,243,000
2,000,000	Ace Securities 2004-HE4 M11, 8.318% 12/25/34	1,871,880
1,487,000	Ace Securities 2004-HS1 M6, 8.318% 2/25/34	1,495,283
3,000,000	Asset Backed Securities 2002-HE3 M4, 7.749% 10/15/32	2,296,628
1,000,000	Asset Backed Securities 2005-HE1 M10, 7.818% 3/25/35	929,060
2,000,000	Meritage Mortgage, 7.818% 1/25/36 (a)	1,620,620
3,000,000	Merrill Lynch Mortgage 2005-ACR1 B4, 7.321% 6/28/35 (a)	2,625,000
1,700,000	NovaStar Home Equity 2004-3 B4, 8.318% 12/25/34	1,649,000

		16,609,831

	Manufactured Housing Loans–0.5%
2,000,000	Mid-State Trust 2005-1 B, 7.758% 1/15/40	1,851,160

	Total Asset Backed Securities–Investment Grade (cost $67,050,118)	67,630,123

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade–35.9% of Net Assets
	Certificate-Backed Obligations–1.9%
$1,000,000	Preferred Term Securities II, 12.000% 5/22/33 (a)	$909,320
5,000,000	Preferred Term Securities XIX, 6.070% 12/22/35 (a)	4,983,350
1,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	980,000

		6,872,670

	Collateralized Debt Obligations–2.9%
1,500,000	Cigna CDO Limited 2000-1A B1, 6.110% 8/28/12 (a)	1,249,111
3,000,000	Diversified Asset Securitization 2 1A B1, 9.712% 9/15/35 (a)	1,432,500
2,000,000	Goldentree Capital 2006-1A E, 10.940% 2/22/20 (a)	1,905,200
3,000,000	Hewett’s Island 2004-1A COM, 9.000% 12/15/16	2,882,104
1,950,000	MKP 4A CS, 2.000% 7/12/40 (a)	1,918,535
1,000,000	Stanfield 2A D1, 10.700% 4/15/15 (a)	995,000

		10,382,450

	Commercial Loans–1.2%
2,000,000	CS First Boston 1998-C2 H, 6.750% 11/11/30 (a)	1,606,160
2,000,000	CS First Boston Mortgage 1995-WF1 G, 8.570% 12/21/27	117,528
2,000,000	Lehman Brothers-UBS Commercial Mortgage 2001-C7 S, 5.868% 11/15/33	1,037,908
3,000,000	Merrill Lynch Mortgage 1998-C1 F, 6.250% 11/15/26	1,741,470

		4,503,066

	Equipment Leases–16.4%
1,000,000	Aerco Limited 1A C1, 6.099% 7/15/23 (a)	321,229
5,000,000	Aerco Limited 1X C1, 6.099% 7/15/23	1,673,063.00
5,500,000	Aerco Limited 2A B2, 5.799% 7/15/25 (a)	1,792,166
2,500,000	Aerco Limited 2A C2, 6.799% 7/15/25 (a)	743,082
11,000,000	Aircraft Finance Trust 1999-1A A1, 5.229% 5/15/24	7,590,000
19,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.299% 3/15/19	11,400,000
8,000,000	DVI Receivables 2001-2 A3, 3.519% 11/8/31	1,036,391
5,500,000	DVI Receivables 2001-2 A4, 4.613% 11/11/09	1,463,188
16,750,000	DVI Receivables 2002-1 A3A, 5.070% 6/11/10	3,836,164
4,000,000	DVI Receivables 2003-1 A3A, 5.220% 3/14/11	2,028,551
16,000,000	Lease Investment Flight Trust 1 A1, 5.139% 7/15/31	11,440,000
2,000,000	Lease Investment Flight Trust 1 A2, 5.179% 7/15/31	1,430,000
13,000,000	Pegasus Aviation Lease 1999-1A A2, 6.300% 3/25/29 (a)	5,797,350
4,000,000	Pegasus Aviation Lease 2000-1 A1, 5.443% 3/25/15 (a)	1,883,809
12,000,000	Pegasus Aviation Lease 2001-1A A1, 5.178% 5/10/31 (a)	6,960,000

		59,394,993

	Franchise Loans–0.2%
1,000,000	Falcon Franchise Loan 2001-1 F, 6.500% 1/5/23	593,030
	FMAC Loan Trust 1998-BA AX, 2.259% 11/15/20 interest-only strips (a)	338,181

		931,211

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value)–9.6%
$8,892,000	Ace Securities 2004-HE1 B, 8.318% 2/25/34	$7,380,360
2,000,000	Ace Securities 2004-HE4 B, 8.318% 12/25/34 (a)	1,680,000
2,057,000	Ace Securities 2004-RM1 B3, 8.318% 7/25/34 (a)	1,789,590
2,000,000	Ace Securities 2005-HE5 B2, 7.818% 8/25/35 (a)	1,490,000
2,000,000	Ace Securities 2005-HE6 B1, 7.818% 10/25/35 (a)	1,493,000
5,615,000	Amresco Residential Securities 1999-1 B, 8.818% 11/25/29	1,687,290
3,000,000	Delta Funding Home Equity 2000-4 B, 7.150% 2/15/31	244,062
2,100,000	Equifirst Mortgage 2004-2 B1, 8.218% 7/25/34 (a)	1,848,000
2,732,000	Equifirst Mortgage 2004-2 B2, 8.218% 7/25/34 (a)	2,308,540
1,000,000	Equifirst Mortgage 2005-1 B3, 8.068% 4/25/35 (a)	822,500
1,000,000	Equifirst Mortgage 2005-1 B4, 8.068% 4/25/35 (a)	820,000
3,000,000	Meritage Asset Holdings NIM 2005-2 N4, 7.500% 11/25/35 (a)	2,259,000
2,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 8.318% 6/25/35 (a)	1,760,000
3,000,000	Terwin Mortgage 2005-11 1B7, 5.000% 11/25/36 (a)	2,388,749
8,000,000	Terwin Mortgage 2005-3SL B6, 11.500% 3/25/35 interest-only strips	2,960,000
2,000,000	Terwin Mortgage 2005-7SL, 6.500% 7/25/35 (a)	1,627,248
3,000,000	Terwin Mortgage 2005-R1, 5.000% 12/28/36 (a)	2,190,000

		34,748,339

	Manufactured Housing Loans–3.3%
10,000,000	Bombardier Capital 1999-B M1, 8.120% 12/15/29	2,011
5,000,000	Conseco Finance 1999-6 M1, 7.960% 6/1/30 (a)	366,130
2,000,000	Conseco Finance 2001-1 M1, 7.535% 7/1/32	459,636
8,000,000	Green Tree Financial 1997-8 M1, 7.020% 10/15/27	5,178,048
7,500,000	Greenpoint Manufactured Housing 2000-1 M2, 8.780% 3/20/30	209,480
10,000,000	Madison Avenue Manufactured Housing 2002-A B2, 7.8306% 3/25/32	2,800,000
1,500,000	Oakwood Mortgage 2002-A M1, 7.760% 3/15/32	321,762
10,000,000	Oakwood Mortgage 2002-B M1, 7.620% 6/15/32	2,414,330
5,000,000	UCFC Manufactured Housing 1997-2 B1, Zero Coupon Bond 2/15/18	192,053

		11,943,450

	Recreational Equipment–0.4%
9,723,769	Green Tree Recreational Equipment 1996-B CTFS, 7.700% 7/15/18	1,530,308

	Total Asset Backed Securities–Non-Investment Grade (cost $135,546,353)	130,306,487

Corporate Bonds–Investment Grade–1.1% of Net Assets
	Special Purpose Entity–1.1%
4,000,000	Duane Park I, Zero Coupon Bond, 6/27/16 (a)	4,000,000

	Total Corporate Bonds–Investment Grade (cost $4,000,000)	4,000,000

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade–33.1% of Net Assets
	Apparel–0.8%
$500,000	Anvil Knitwear, 10.875% 3/15/07	$247,500
2,515,000	Rafaella Apparel, 11.250% 6/15/11 (a)	2,502,425

		2,749,925

	Appliances–1.2%
4,625,000	Windmere-Durable, 10.000% 7/31/08	4,393,750

	Automotives–0.9%
1,000,000	Ford Motor, 9.215% 9/15/21	800,000
475,000	Ford Motor, 9.980% 2/15/47	389,500
2,750,000	General Motors, 8.375% 7/15/33	2,014,375

		3,203,875

	Automotive Parts & Equipment–2.4%
3,300,000	Dana Corporation, Zero Coupon Bond 6/15/10 in default (c)	2,574,000
825,000	Delphi Corporation, Zero Coupon Bond 5/1/29 in default (c)	507,375
2,650,000	Dura Operating, 9.000% 5/1/09	1,311,750
1,000,000	Exide Technologies, 10.500% 3/15/13 (a)	755,000
2,050,000	Metaldyne Corp., 10.000% 11/1/13	1,916,750
1,950,000	Metaldyne Corp., 11.000% 6/15/12	1,552,687

		8,617,562

	Basic Materials–3.2%
1,625,000	Doe Run Resources, 11.750% 11/1/08 (a)	1,430,000
2,650,000	Edgen Acquisition, 9.875% 2/1/11	2,636,750
1,300,000	Edgen Corporation, 9.875% 2/1/11 (a)	1,293,500
2,000,000	Millar Western, 7.750% 11/15/13	1,540,000
3,525,000	OM Group, 9.250% 12/15/11	3,648,375
1,000,000	Phibro Animal Health Corporation, 13.000% 12/1/07	1,030,000

		11,578,625

	Building & Construction–1.6%
4,600,000	MMI Products, 11.250% 4/15/07	4,531,000
1,550,000	Owens Corning, Zero Coupon Bond 8/1/18 in default (c)	1,243,875

		5,774,875

	Communications–1.5%
750,000	Adelphia Communications, Zero Coupon Bond 6/15/11 in default (c)	442,500
986,000	CCH I Holdings, 10.000% 5/15/14 (a)	497,930
792,000	CCH I Holdings, 11.000% 10/1/15 (a)	658,350
3,374,000	CCH I Holdings, Zero Coupon Bond 5/15/14 (a)	1,754,480
200,000	Century Communications, Zero Coupon Bond in default (c)	200,000
2,325,000	Penton Media, 10.375% 6/15/11	2,109,936

		5,663,196

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Consulting Services–1.1%
$2,750,000	MSX International, 11.000% 10/15/07	$2,640,000
2,000,000	MSX International, 11.375% 1/15/08	1,320,000

		3,960,000

	Electronics–1.2%
4,500,000	Motors and Gears, 10.750% 11/15/06	4,410,000

	Finance–1.1%
1,600,000	Advanta Capital Trust I, 8.990% 12/17/26	1,628,000
1,375,000	Banctec, 7.500% 6/1/08	984,830
1,275,000	Citisteel USA, 12.480% 9/1/10 (a)	1,306,875

		3,919,705

	Food–1.2%
2,415,000	Di Giorgio Corp., 10.000% 6/15/07	2,324,437
2,925,000	Merisant, 9.500% 7/15/13	2,018,250

		4,342,687

	Garden Products–0.3%
1,350,000	Ames True Temper, 10.000% 7/15/12	1,127,250

	Human Resources–0.4%
1,650,000	Comforce Operating, 12.000% 12/1/07	1,652,062

	Industrial–5.5%
1,875,000	Advanced Lighting Technologies, 11.000% 3/31/09	1,848,731
4,000,000	Consolidated Container, 10.125% 7/15/09	3,500,000
903,000	Constar International, 11.000% 12/1/12	704,340
2,750,000	Continental Global Group, 9.000% 10/1/08	2,681,607
2,800,000	GSI Group, 12.000% 5/15/13	2,838,500
2,000,000	Trimas Corp., 9.875% 6/15/12	1,830,000
915,000	VICAP S.A., 11.375% 5/15/07*	855,525
2,500,000	VITRO S.A., 12.750% 11/1/13 (a)	2,325,000
670,000	Wolverine Tube, 10.500% 4/1/09	552,750
3,405,000	Wolverine Tube, 7.375% 8/1/08 (a)	2,689,950

		19,826,403

	Investment Companies–0.3%
1,000,000	Reg Diversified Funding, Zero Coupon Bond 1/25/36 (a)	1,000,000

	Manufacturing–1.2%
2,950,000	BGF Industries, 10.250% 1/15/09	2,714,000
2,000,000	JB Poindexter, 8.750% 3/15/14	1,590,000

		4,304,000

	Medical Products–0.8%
5,075,000	Insight Health Services, 9.875% 11/1/11	2,791,250

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Retail–2.9%
$2,175,000	General Nutrition Center, 8.500% 12/1/10	$2,060,812
2,250,000	Jo-Ann Stores, 7.500% 3/1/12	1,974,375
1,075,000	Nebraska Book Company, 8.625% 3/15/12	989,000
2,400,000	Star Gas Partner, 10.250% 2/15/13	2,484,000
3,700,000	Uno Restaurant, 10.000% 2/15/11 (a)	2,997,000

		10,505,187

	Special Purpose Entity–1.5%
1,615,000	Altra Industrial Motion, 9.000% 12/1/11 (a)	1,606,925
975,000	Interactive Health, 7.250% 4/1/11 (a)	760,500
2,000,000	MM Community Funding IX, 10.000% 5/1/33 (a)	1,560,000
230,000	PAHC Holdings, Zero Coupon Bond 2/1/10**	236,900
1,450,000	Transmeridian Exploration, 12.000% 12/15/10 (a)	1,460,875

		5,625,200

	Technology–0.7%
3,125,000	Danka Business Systems, 11.000% 6/15/10	2,554,687

	Telecommunications–1.9%
3,480,000	BARAK I.T.C., 10.000% 11/15/07*	1,816,892
3,975,000	Primus Telecommunications, 8.000% 1/15/14	2,703,000
300,000	Rural Cellular, 9.750% 1/15/10	304,500
2,200,000	Securus Technologies, 11.000% 9/1/11	1,892,000

		6,716,392

	Tobacco–0.6%
3,500,000	North Atlantic Trading, 9.250% 3/1/12	2,240,000

	Transportation–0.3%
1,075,000	Evergreen International Aviation, 12.000% 5/15/10	1,076,344

	Travel–0.5%
2,300,000	Worldspan Financial, 10.999% 2/15/11	1,989,500

	Total Corporate Bonds–Non-Investment Grade (cost $127,442,280)	120,022,475

Mortgage Backed Securities–Investment Grade–7.6% of Net Assets
	Collateralized Mortgage Obligations–7.6%
2,700,000	First Franklin Mortgage 2004-FF2 N3, 8.835% 4/25/34 (a)	818,238
2,750,000	First Franklin Mortgage 2004-FF5 M9, 7.818% 8/25/34	2,557,500
	Harborview Mortgage 2004-1 X, 1.224% 4/19/34 interest-only strips	667,976
	Harborview Mortgage 2004-8 X, 1.407% 11/19/34 interest-only strips	1,648,607
5,000,000	Harborview Mortgage 2005-9 B10, 6.526% 6/20/35	4,112,218
5,000,000	Long Beach Mortgage 2004-4 M10, 7.818% 10/25/34	5,062,500

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount	Description	Market Value (b)
Mortgage Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligation (continued)
	Mellon Residential 2004-TBC1 X, 0.156% 2/26/34 interest-only strips (a)	$759,915
$3,125,000	Meritage Mortgage 2005-2 M11, 7.818% 11/25/35	2,584,469
2,000,000	Merrill Lynch Mortgage 2005-M1, 6.818% 5/25/36	1,609,360
2,000,000	Sail Net Interest Margin Notes 2004-5A B, 6.750% 6/27/34 (a)	704,456
2,500,000	Soundview 2005-OPT1 M10, 8.068% 6/25/35	2,386,325
1,000,000	Soundview, 7.318% 12/25/35	803,750
15,000,000	Structured Asset 1999-SP1, 9.000% 5/25/29	2,394,325
1,423,000	Structured Asset 2003-BC1 B2, 9.000% 5/25/32	1,447,086

	Total Mortgage Backed Securities–Investment Grade (cost $30,083,891)	27,556,725

Mortgage Backed Securities–Non-Investment Grade–13.2% of Net Assets
	Collateralized Mortgage Obligations–13.2%
2,750,000	First Franklin Mortgage 2004-FF5 B, 7.818% 8/25/34 (a)	2,447,500
3,000,000	First Franklin Mortgage 2004-FFH2 B2, 8.318% 6/25/34 (a)	2,670,000
2,500,000	First Franklin Mortgage 2004-FFH3 B1, 8.318% 10/25/34 (a)	2,325,000
3,000,000	Fremont Home Equity 2005-C B3, 7.068% 7/25/35 (a)	2,175,000
1,000,000	Greenwich 2005-2A N2, 3.100% 2/26/35 (a)	700,000
3,000,000	Greenwich 2005-3 N2, 2.000% 6/27/35 (a)	1,860,000
6,000,000	Greenwich 2005-4 N-2, Zero Coupon Bond, 7/27/45 (a)	3,120,000
2,000,000	GSAMP Trust 2004-AR1 B5, 5.000% 6/25/34 (a)	1,620,000
2,000,000	Harborview Mortgage 2005-15 B10, 6.526% 10/20/45	1,592,408
5,000,000	Long Beach Asset Holdings 2005-WL1 N4, 7.500% 6/25/45 (a)	4,579,700
6,000,000	Long Beach Mortgage 2001-4 M3, 7.568% 3/25/32	427,057
3,485,000	Long Beach Mortgage 2005-WL1, 7.568% 6/25/35	3,044,461
3,000,000	Meritage Mortgage 2004-2 B1, 8.068% 1/25/35 (a)	2,595,000
2,000,000	Meritage Mortgage 2004-2 B2, 8.068% 1/25/35 (a)	1,665,000
1,000,000	Park Place Securities 2005-WCW1 B, 5.000% 9/25/35 (a)	942,403
2,000,000	Park Place Securities 2005-WCW3, 7.318% 8/25/35 (a)	1,640,000
3,000,000	Park Place Securities 2005-WHQ1 M10, 7.318% 3/25/35 (a)	2,675,160
2,000,000	Park Place Securities 2005-WHQ4, 7.318% 9/25/35 (a)	1,370,320
2,000,000	People’s Choice Home Loan 2004-2 B, 5.000% 10/25/34 (a)	1,652,500
1,530,000	Popular 2005-4 B2, 7.318% 9/25/35 (a)	1,424,813
2,000,000	Soundview 2005-1 B3, 8.068% 4/25/35 (a)	1,640,000
1,000,000	Soundview 2005-2 B4, 7.818% 7/25/35 (a)	752,500
2,000,000	Soundview 2005-B M14, 7.650% 5/25/35 (a)	1,639,500
2,000,000	Structured Asset 2004-S2 B, 6.000% 6/25/34 (a)	1,811,840
2,000,000	Structured Asset 2004-S4 B3, 5.090% 12/25/34 (a)	1,557,280

	Total Mortgage Backed Securities–Non-Investment Grade (cost $47,951,515)	47,927,442

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Government Agency Securities–0.8% of Net Assets
	Fannie Mae 1998-M7 N, 0.821% 5/25/36 interest-only strips (e)	$1,080,334
	GNMA 2003-64 XA, 0.263% 8/16/43 interest-only strips	1,881,718

	Total Government Agency Securities (cost $8,081,724)	2,962,052

Municipal Securities–0.2% of Net Assets
$1,000,000	Pima County Arizona IDA Health Care, Zero Coupon Bond 11/15/32 in default	501,040

	Total Municipal Agency Securities (cost $626,327)	501,040

Common Stocks–19.1% of Net Assets
46,500	Alpha Natural Resources, Inc. (c)	1,076,010
52,962	American Capital Strategies, Ltd.	1,862,144
21,500	Arthur J. Gallagher & Co.	597,915
62,700	ATI Technologies Inc. (c)	1,077,186
60,300	Bois d’Arc Energy LLC (c)	1,003,995
66,400	Cascade Microtech, Inc. (c)	869,176
10,700	Caterpillar, Inc.	768,367
14,200	CEMEX, S.A. de C.V.	926,976
52,700	Citizens Communications Company	699,329
23,300	Companhia de Saneamento Básico do Estado de São Paulo (c)	512,833
80,000	Compton Petroleum Corporation (c)	1,027,200
75,500	Consolidated Communications Illinois Holdings, Inc. (c)	1,228,385
21,400	Cytec Industries Inc. (d)	1,284,214
10,000	Deere & Company	790,500
15,000	Dell Inc. (c)(d)	446,400
55,800	Direct General Corporation	949,158
60,400	Dollar General Corporation (d)	1,067,268
41,200	Education Realty Trust, Inc.	630,360
23,200	EnCana Corporation (d)	1,084,136
12,500	ENSCO International Incorporated (d)	643,125
40,100	Enterprise Partners Products L.P.	990,069
56,800	FairPoint Communications, Inc.	784,976
13,300	Fording Canadian Coal Trust	505,267
17,900	Fred’s Inc.	237,354
41,200	Global Industries, Ltd. (c)(d)	596,988
53,300	Infocrossing, Inc. (c)	642,265
244,300	InPhonic, Inc. (c)	1,707,657
91,386	Intermet Corporation (c)	1,096,632
144,400	International Coal Group, Inc. (c)	1,406,456
75,400	Iowa Telecommunications Services, Inc.	1,438,632
13,400	J.C. Penney Company, Inc.	809,494

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Shares	Description	Market Value (b)
Common Stocks (continued)
20,050	Kinder Morgan Energy Partners, L.P.	$966,009
14,400	KKR Financial Corp. (c)	322,992
54,700	Korn/Ferry International (c)	1,115,333
14,600	L-3 Communications Holdings, Inc.	1,252,534
14,100	Lloyds TSB Group plc	542,709
18,800	Lone Star Technologies, Inc. (c)(d)	1,041,708
33,000	Macquarie Infrastructure Company Trust	1,072,500
21,500	Magellan Midstream Partners, L.P.	706,705
16,800	Manpower Inc.	960,624
43,800	Masco Corporation	1,423,062
155,050	MCG Capital Corporation	2,187,756
42,900	Microsoft Corporation (d)	1,167,309
38,400	Mittal Steel Company N.V.	1,449,600
32,100	Motorola, Inc.	735,411
87,000	Nam Tai Electronics, Inc.	1,993,170
74,300	Ness Technologies, Inc. (c)	935,437
9,400	PACCAR Inc.	662,512
14,100	PetroChina Company Limited (d)	1,479,795
14,300	Philippine Long Distance Telephone Company	537,251
55,700	Regal Entertainment Group	1,047,717
23,100	Sasol Limited	873,873
43,010	Ship Finance International Limited	738,052
5,500	Stone Energy Corporation (c)(d)	242,715
19,300	Superior Energy Services, Inc. (c)	517,047
134,900	Taiwan Semiconductor Manufacturing Company Ltd.	1,357,094
154,747	Technology Investment Capital Corporation (c)	2,250,021
24,600	Teva Pharmaceutical Industries Limited	1,013,028
31,200	The Home Depot, Inc. (d)	1,319,760
8,600	The Timken Company	277,522
15,300	Tidewater Inc. (d)	845,019
93,000	TOP Tankers Inc.	1,209,000
138,250	Trustreet Properties Inc.	2,100,017
47,500	Tsakos Energy Navigation Limited (d)	1,861,050
3,100	Unit Corporation (c)(d)	172,825
27,900	Valero Energy Corporation (d)	1,667,862
18,400	Valero L.P.	931,960
22,900	Washington Mutual, Inc.	975,998
36,000	Willbros Group, Inc. (c)(d)	732,240

	Total Common Stocks (cost $65,288,002)	69,445,684

Preferred Stocks–1.9% of Net Assets
30,000	Baker Street Funding (a)(c)	2,910,000
1,000	Credit Genesis CLO 2005	1,000,000

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Principal Amount/ Shares	Description	Market Value (b)
Preferred Stocks (continued)
1,000	Hewett’s Island II (a)	$990,000
1,000	Marquette Park CLO (a)	980,000
1,000	SOLOSO CDO 2005	992,706

	Total Preferred Stocks (cost $6,872,714)	6,872,706

Corporate Loans–0.1% of Net Assets
$375,000	ICO North America, 7.500% 8/15/09	476,250

	Total Corporate Loans (cost $375,000)	476,250

Eurodollar Time Deposits–5.7% of Net Assets
20,883,293	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2006, 3.750% maturing at $20,889,819.03 on April 3, 2006	20,883,293

	Total Investments–137.4% of Net Assets (cost $514,201,217)	498,584,277

	Other Assets and Liabilities, net–(37.4%) of Net Assets	(135,816,222)

	Net Assets	$362,768,055

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2006

Call Options Written

March 31, 2006

Number of Contracts	Common Stocks/Expiration Date/Exercise Price	Market Value (b)
38	Cytec Industries Inc./April/60	$5,320
77	Dell Inc./April/30	3,542
26	Dollar General Corporation/April/17.50	1,170
32	EnCana Corporation/April/50	1,440
23	ENSCO International Incorporated/April/50	6,095
15	Global Industries, Ltd/April/15	450
28	The Home Depot, Inc/April/42.50	1,960
59	Lone Star Technologies, Inc/April/55	13,275
50	Microsoft Corporation/April/27.50	1,300
69	PetroChina Company Limited/April/100	37,260
55	Stone Energy Corporation/April/45	9,350
45	Tidewater Inc/April/55	8,100
40	Tsakos Energy Navigation Limited/April/40	1,400
31	Unit Corporation/April/55	5,580
26	Valero Energy Corporation/April/60	4,550
25	Willbros Group, Inc/April/20	1,375

	Total Call Options Written (Premiums Received $89,778)	$102,167

(a)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(c)	These securities are non-income producing.

(d)	A portion or all of the security is pledged as collateral for call options written.

(e)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.

*	These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.

**	This security is payment-in-kind.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006

	RMK Advantage Income Fund	RMK High Income Fund
Assets:
Investments in securities, at value	$562,629,398	$416,638,790
Dividends and interest receivable	6,727,167	5,028,808
Receivable for investments sold	2,057,842	2,267,638
Debt issue costs	47,790	51,119
Other assets	—	13,524

Total assets	571,462,197	423,999,879

Liabilities:
Loan payable (Note 6)	150,000,000	115,000,000
Interest payable	600,471	207,646
Call options written, at value (premiums received $58,566 and $45,863) (Note 4)	54,167	51,479
Payable for investments purchased	3,094,305	1,682,994
Accrued expenses:
Advisory fees (Note 3)	310,931	231,196
Accounting and administration fees (Note 3)	71,753	53,353
Other	101,431	74,150

Total liabilities	154,233,058	117,300,818

Net assets	$417,229,139	$306,699,061

Composition of Net Assets:
Common stock, $.0001 par value (1,000,000,000 shares authorized for each fund)	2,992	2,215
Paid-in capital	430,604,465	322,288,100
Undistributed net investment income	52,072	2,279
Accumulated net realized gains on investments	2,932	155,753
Net unrealized (depreciation) on investments	(13,433,322)	(15,749,286)

Net assets	$417,229,139	$306,699,061

Investments, at identified cost	$576,067,119	$432,382,460

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	29,919,002	22,151,608
Net asset value per share	$13.95	$13.85

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006

	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Assets:
Investments in securities, at value	$450,576,428	$498,584,277
Dividends and interest receivable	4,496,574	5,586,088
Receivable for investments sold	2,071,987	1,967,523
Debt issue costs	—	33,488
Other assets	—	—

Total assets	457,144,989	506,171,376

Liabilities:
Loan payable (Note 6)	—	140,000,000
Interest payable	—	1,394,356
Call options written, at value (premiums received $18,949 and $89,778) (Note 4)	22,133	102,167
Payable for investments purchased	3,221,572	1,485,848
Accrued expenses:
Advisory fees (Note 3)	248,179	275,804
Accounting and administration fees (Note 3)	57,272	63,647
Other	72,757	81,499

Total liabilities	3,621,913	143,403,321

Net assets	$453,523,076	$362,768,055

Composition of Net Assets:
Common stock, $.0001 par value (1,000,000,000 shares authorized for each fund)	3,119	2,679
Paid-in capital	446,373,744	385,731,113
Undistributed net investment income	2,708,869	70,384
Accumulated net realized gains/(losses) on investments	1,340,375	(7,406,792)
Net unrealized appreciation/(depreciation) on investments	3,096,969	(15,629,329)

Net assets	$453,523,076	$362,768,055

Investments, at identified cost	$447,476,275	$514,201,217

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	31,194,982	26,787,246
Net asset value per share	$14.54	$13.54

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2006

	RMK Advantage Income Fund		RMK High Income Fund
Investment Income:
Interest income	$63,382,993		$49,628,247
Dividend income	2,412,360	(a)	1,790,136 (b)

Total investment income	65,795,353		51,418,383

Expenses:
Advisory fees	3,527,038		2,754,381
Accounting and Administration fees	813,932		635,626
Interest expense	5,277,216		5,094,863
Debt issue expense	768,311		237,201
Legal fees	115,197		90,513
Audit fees	30,419		36,420
Transfer agent fees	33,198		34,738
Custodian fees	35,961		38,738
Registration fees	20,535		27,251
Directors fees	58,475		57,458
Insurance premiums	32,142		23,097
Other	32,627		32,637

Total expenses	10,745,051		9,062,923

Net investment income	55,050,302		42,355,460

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	945,291		(1,025,157)
Change in unrealized appreciation/(depreciation) on investments	(10,068,183)		(13,910,971)

Change in net assets resulting from operations	$45,927,410		$27,419,332

(a)	Net of foreign taxes paid of $7,959.
(b)	Net of foreign taxes paid of $6,843.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2006

	RMK Multi-Sector High Income Fund(c)		RMK Strategic Income Fund
Investment Income:
Interest income	$6,867,428		$53,985,237
Dividend income	504,689	(d)	2,897,449 (e)

Total investment income	7,372,117		56,882,686

Expenses:
Advisory fees	512,744		3,219,371
Accounting and Administration fees	118,326		742,932
Interest expense	—		5,988,102
Debt issue expense	—		296,890
Legal fees	19,586		105,954
Audit fees	28,000		37,341
Transfer agent fees	7,050		46,234
Custodian fees	4,408		40,216
Registration fees	436		19,287
Directors fees	12,125		59,958
Insurance premiums	—		29,015
Other	2,866		36,736

Total expenses	705,541		10,622,036

Net investment income	6,666,576		46,260,650

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	1,109,506		(6,375,927)
Change in unrealized appreciation/(depreciation) on investments	3,096,969		(1,310,891)

Change in net assets resulting from operations	$10,873,051		$38,573,832

(c)	For the period from the commencement of investment operations on January 19, 2006 to March 31, 2006.
(d)	Net of foreign taxes paid of $557.
(e)	Net of foreign taxes paid of $11,047.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	RMK Advantage Income Fund		RMK High Income Fund
	Year Ended March 31, 2006	Period Ended March 31, 2005(a)	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Net Assets:
Operations:
Net investment income	$55,050,302	$15,787,353	$42,355,460	$43,454,200
Net realized gains/(losses) on investments	945,291	2,351,807	(1,025,157)	14,869,629
Change in unrealized depreciation on investments	(10,068,183)	(3,365,139)	(13,910,971)	(11,718,935)

Change in net assets resulting from operations	45,927,410	14,774,021	27,419,332	46,604,894

Distributions to Shareholders:
Distributions from net investment income	(53,755,090)	(13,339,822)	(40,624,400)	(41,663,366)
Distributions from net realized gain on investments	(6,984,837)	—	(14,591,926)	(12,333,973)

Total distribution to shareholders	(60,739,927)	(13,339,822)	(55,216,326)	(53,997,339)

Capital Transactions:
Proceeds from shares sold (27,600,000 shares)	—	394,930,648	—	—
Proceeds from sales of shares as a result of reinvested dividends (1,832,182 and 479,839 shares)	28,378,514	7,198,292	—	—
Proceeds from sales of shares as a result of reinvested dividends (1,279,613 and 1,308,189 shares)	—	—	20,765,109	21,351,697

Change in net assets from capital transactions	28,378,514	402,128,940	20,765,109	21,351,697

Change in net assets	13,565,997	403,563,139	(7,031,885)	13,959,252

Net Assets:
Beginning of period	403,663,142	100,003	313,730,946	299,771,694

End of period	$417,229,139	$403,663,142	$306,699,061	$313,730,946

Undistributed net investment income	$52,072	$104,784	$2,279	$291,458

(a)	From the commencement of investment operations on November 8, 2004.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
	Period Ended March 31, 2006(b)	Year Ended March 31, 2006	Year Ended March 31, 2005
Change in Net Assets:
Operations:
Net investment income	$6,666,576	$46,260,650	$43,543,684
Net realized gains/(losses) on investments	1,109,506	(6,375,927)	8,604,501
Change in unrealized appreciation/(depreciation) on investments	3,096,969	(1,310,891)	(13,962,527)

Change in net assets resulting from operations	10,873,051	38,573,832	38,185,658

Distributions to Shareholders:
Distributions from net investment income	(3,726,838)	(48,998,109)	(41,437,874)
Distributions from net realized gain on investments	—	(9,912,611)	—

Total distribution to shareholders	(3,726,838)	(58,910,720)	(41,437,874)

Capital Transactions:
Proceeds from shares sold (31,050,000 shares)	444,197,605	—	—
Proceeds from shares sold (3,150,000 shares)	—	—	45,123,750
Proceeds from sales of shares as a result of reinvested dividends (138,001 shares)	2,079,255	—	—
Proceeds from sales of shares as a result of reinvested dividends (1,498,582 and 1,131,683 shares)	—	23,323,447	17,362,226

Change in net assets from capital transactions	446,276,860	23,323,447	62,485,976

Change in net assets	453,423,073	2,986,559	59,233,760

Net Assets:
Beginning of period	100,003	359,781,496	300,547,736

End of period	$453,523,076	$362,768,055	$359,781,496

Undistributed net investment income	$2,708,869	$70,384	$1,597,435

(b)	From the commencement of investment operations on January 19, 2006.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2006

	RMK Advantage Income Fund	RMK High Income Fund
Cash flows from operating activities
Net increase in net assets from operations	$45,927,410	$27,419,332
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities
Purchase of investment securities	(619,549,912)	(397,920,072)
Proceeds from disposition of investment securities	498,373,432	396,673,211
Purchase of short-term investment securities, net	(5,698,848)	(23,944,317)
Proceeds from principal payments	30,813,391	26,064,967
Change in unrealized appreciation on investment securities	10,068,183	13,910,971
Amortization/accretion of premiums/discount on investment securities	(10,657,896)	(5,176,567)
Net realized gain/(loss) on investment securities	(945,291)	1,025,157
Net realized gain on principal payments	(1,655,265)	(2,228,696)
Amortization of debt issue costs	756,352	237,201
(Increase)/decrease in dividends and interest receivable	(1,176,083)	1,857,438
(Increase)/decrease in receivables for securities sold	550,344	388,587
Increase/(decrease) in payables for securities purchased	(14,474,664)	(3,527,413)
Increase/(decrease) in interest payable	568,436	(142,391)
Increase/(decrease) in advisory fees	81,125	(6,238)
Increase/(decrease) in accounting and administration fees	18,721	(1,440)
Increase/(decrease) in accrued expenses	57,483	19,045

Net cash provided by/(used in) operating activities	(66,943,082)	34,648,775

Cash flows from financing activities
Increase in loan payable	100,000,000	—
Cash paid for debt issue costs	(707,156)	(208,448)
Cash distributions paid	(32,361,413)	(34,451,217)

Net cash provided by/(used in) financing activities	66,931,431	(34,659,665)

Net decrease in cash	(11,651)	(10,890)

Cash
Beginning balance	11,651	10,890

Ending balance	$—	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $28,378,514 and $20,765,109 for RMK Advantage Income Fund and RMK High Income Fund, respectively.

Total cash paid for interest was $4,708,780 and $5,237,253 for RMK Advantage Income Fund and RMK High Income Fund, respectively.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2006

RMK Strategic Income Fund
Cash flows from operating activities
Net increase in net assets from operations	$38,573,832
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities
Purchase of investment securities	(486,799,859)
Proceeds from disposition of investment securities	456,830,508
Purchase of short-term investment securities, net	(14,563,580)
Proceeds from principal payments	27,188,959
Change in unrealized appreciation on investment securities	1,310,891
Amortization/accretion of premiums/discount on investment securities	(7,155,392)
Net realized gain on investment securities	6,375,927
Net realized gain on principal payments	848,884
Amortization of debt issue costs	296,890
(Increase)/decrease in dividends and interest receivable	1,413,975
(Increase)/decrease in receivables for securities sold	1,649,967
Increase/(decrease) in payables for securities purchased	(6,058,826)
Increase/(decrease) in interest payable	888,093
Increase/(decrease) in advisory fees	8,142
Increase/(decrease) in accounting and administration fees	1,879
Increase/(decrease) in accrued expenses	19,900

Net cash provided by/(used in) operating activities	20,830,190

Cash flows from financing activities
Increase in loan payable	15,000,000
Cash paid for debt issue costs	(242,917)
Cash distributions paid	(35,587,273)

Net cash provided by/(used in) financing activities	(20,830,190)

Net increase/(decrease) in cash	—

Cash
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $23,323,447 for RMK Strategic Income Fund.

Total cash paid for interest was $5,100,009 for RMK Strategic Income Fund.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period		Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
RMK Advantage Income Fund
Year Ended March 31, 2006	$14.37		1.90	(0.22)	1.68	(1.86)	(0.24)
Period Ended March 31, 2005 (e)	$14.33	(b)	0.57	(0.03)	0.54	(0.48)	—

RMK High Income Fund
Year Ended March 31, 2006	$15.03		1.98	(0.58)	1.40	(1.90)	(0.68)
Year Ended March 31, 2005	$15.32		2.15	0.24	2.39	(2.07)	(0.61)
Period Ended March 31, 2004 (f)	$14.33	(b)	1.11	1.09	2.20	(1.01)	(0.17)

RMK Multi-Sector High Income Fund
Period Ended March 31, 2006 (g)	$14.33	(b)	0.21	0.14	0.35	(0.12)	—

RMK Strategic Income Fund
Year Ended March 31, 2006	$14.23		1.78	(0.20)	1.58	(1.89)	(0.38)
Year Ended March 31, 2005	$14.31		1.76	(0.16)	1.60	(1.68)	—
Period Ended March 31, 2004 (h)	$14.33	(b)	0.02	(0.02)	—	—	—

(a)	Total investment return is calculated assuming a purchase of a common share of stock at the opening market price of the first day and a sale at the closing market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is no guarantee of future results.

(b)	Net of sales load of $0.675 on initial shares issued.

(c)	Not annualized for periods less than one year.

(d)	Ratio annualized for the periods less than one year.

(e)	From the commencement of investment operations on November 8, 2004.

(f)	From the commencement of investment operations on June 24, 2003.

(g)	From the commencement of investment operations on January 19, 2006.

(h)	From the commencement of investment operations on March 18, 2004.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN FUNDS

								Ratios to Average Net Assets				Supplemental Data
Total Distributions	Offering Costs Charged to Paid-in Capital	Net Asset Value, End of Period	Total Return, Net Asset Value		Common Share Price, End of Period	Total Return, Market Value (a)		Net Expenses		Net Investment Income		Net Assets, End of Period (000’s)	Portfolio Turnover Rate

(2.10)	—	$13.95	11.05%		16.80	23.28%		2.62%		13.45%		$417,229	104%
(0.48)	(0.02)	$14.37	3.53	%(c)	15.59	7.30	%(c)	0.94	%(d)	10.52	%(d)	$403,663	57%

(2.58)	—	$13.85	7.80%		17.51	24.15%		2.92%		13.66%		$306,699	97%
(2.68)	—	$15.03	15.46%		16.50	16.49%		2.12%		14.08%		$313,731	73%
(1.18)	(0.03)	$15.32	15.50	%(c)	16.67	20.06	%(c)	1.11	%(d)	10.15	%(d)	$299,772	76%

(0.12)	(0.02)	$14.54	2.27	%(c)	15.98	7.38	%(c)	0.71	%(d)	6.72	%(d)	$453,523	131%

(2.27)	—	$13.54	9.95%		16.70	22.60%		2.94%		12.80%		$362,768	101%
(1.68)	—	$14.23	10.87%		15.74	9.68%		1.70%		12.47%		$359,781	69%
—	(0.02)	$14.31	(0.14	)%(c)	16.00	6.67	%(c)	0.87	%(d)	3.87	%(d)	$300,547	0%

REGIONS MORGAN KEEGAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1	Organization

RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (individually referred to as the “Fund,” or collectively as the “Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies, each with its own investment objective.

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

2	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last available bid price. Long-term debt securities, including U. S. government securities, listed corporate bonds,

REGIONS MORGAN KEEGAN FUNDS

other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short- term debt securities with remaining maturities of more than sixty days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc., the Adviser, does not represent market value. Investments in open-end registered investment companies are valued at net asset value as reported by those investment companies. Investments for which market quotations are not readily available, or available quotations do not appear to accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Valuation Committee using procedures established by and under the direction of the Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its stockholders from the Fund’s net investment income. Income dividends for the Funds are declared and paid monthly. Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. All common shares have equal dividend rights. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations

REGIONS MORGAN KEEGAN FUNDS

which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by Morgan Asset Management, Inc., the Adviser, to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement and the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REGIONS MORGAN KEEGAN FUNDS

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash—Cash represents deposits in bank accounts.

3	Agreements and Other Transactions with Affiliates

Investment Adviser—The Funds have entered into Investment Advisory Agreements with Morgan Asset Management, Inc. (the “Adviser”), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged an annual advisory fee of 0.65% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

Accounting and Administrative Services—The Funds have entered into Accounting and Administrative Services Agreements with Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions. Under the terms of the agreements, Morgan Keegan provides portfolio accounting services and certain administrative personnel and services to the Funds for an annual fee of 0.15% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Directors and Officers—Certain of the Officers and Directors of the Funds are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Directors of the Company who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

REGIONS MORGAN KEEGAN FUNDS

Each Independent Director receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from each Fund. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from each Fund. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Director is entitled to receive pension or retirement benefits from the Funds.

Other Transactions—For the period ended March 31, 2006, Morgan Keegan earned no underwriting discounts, direct commissions, or dealer incentives on the sales and purchases of investment securities.

4	Option Transactions

Transactions in options written during the year or period ended March 31, 2006 were as follows:

	RMK Advantage Income Fund		RMK High Income Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at March 31, 2005	—	$—	—	$—
Options written	15,827	307,068	3,665	268,980
Options expired	(13,330)	(83,712)	(1,468)	(80,904)
Options exercised	(2,031)	(164,790)	(1,892)	(142,213)

Options outstanding at March 31, 2006	466	$58,566	305	$45,863

	RMK Multi-Sector High Income Fund		RMK Strategic Income Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at March 31, 2005	—	$—	—	$—
Options written	178	20,732	5,473	437,588
Options expired	(25)	(1,783)	(1,962)	(117,350)
Options exercised	—	—	(2,872)	(230,460)

Options outstanding at March 31, 2006	153	$18,949	639	$89,778

REGIONS MORGAN KEEGAN FUNDS

5	Investment Transactions

During the period ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. government securities, but excluding short-term securities, for each Fund were as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Cost of Investments	$619,549,912	$397,920,072	$516,079,447	$486,799,859
Proceeds from Sales	538,252,055	426,521,498	101,593,585	503,522,111

6	Bank Loans

The Funds are permitted to borrow up to one-third of the value of their net assets, before such borrowings, for investment purposes. Such borrowing is referred to as leveraging and the Funds have collateralized bank lines of credit for this purpose. As of March 31, 2006, the Funds’ borrowing arrangements were as follows:

RMK Advantage Income Fund has a collateralized $160,000,000 bank line of credit, which matures in March of 2007. All of the Fund’s investment securities, except for common stocks, are pledged as collateral under the borrowing arrangement and the collateral may be sold. As of March 31, 2006, the outstanding balance on the line of credit was $150,000,000. Borrowings under this agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below LIBOR. Fees of 0.13% per annum are paid on the total line of credit, regardless of usage, and of 0.23% per annum on the amount borrowed. The average balance during the period ended March 31, 2006 was $130,769,231 or $4.52 per share, based on average shares outstanding of 28,943,354. The average interest rate during the period ended March 31, 2006 was 3.783%. The maximum amount of borrowings outstanding at any month-end during the period was $150,000,000.

RMK High Income Fund has a collateralized $125,000,000 bank line of credit, which matures in December of 2006. All of the Fund’s investment securities are pledged as collateral under the borrowing arrangement and the collateral may be sold. As of March 31, 2006, the outstanding balance on the line of credit was $115,000,000. Borrowings under this agreement bear interest at a fixed rate on the date of borrowing at LIBOR plus 0.75% per

REGIONS MORGAN KEEGAN FUNDS

annum. Fees of 0.10% per annum are paid on the total line of credit, regardless of usage. The average balance during the period ended March 31, 2006 was $115,000,000 or $5.36 per share, based on average shares outstanding of 21,436,549. The average interest rate during the period ended March 31, 2006 was 4.336%. The maximum amount of borrowings outstanding at any month-end during the period was $115,000,000.

RMK Strategic Income Fund has a collateralized $150,000,000 bank line of credit, which matures in July of 2006. All of the Fund’s investment securities are pledged as collateral under the borrowing arrangement and the collateral may be sold. As of March 31, 2006, the outstanding balance on the line of credit was $140,000,000. Borrowings under this agreement bear interest at a fixed rate on the date of borrowing at LIBOR plus 0.60% per annum. Fees of 0.10% per annum are paid on the total line of credit, regardless of usage. The average balance during the period ended March 31, 2006 was $134,230,769 or $5.17 per share, based on average shares outstanding of 25,983,833. The average interest rate during the period ended March 31, 2006 was 4.136%. The maximum amount of borrowings outstanding at any month-end during the period was $140,000,000.

7	Federal Tax Information

Each Fund is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage- and asset-backed securities, REIT adjustments, distribution reclassifications or a return of capital.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

REGIONS MORGAN KEEGAN FUNDS

For the period ended March 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Undistributed Net Investment Income	$(1,347,924)	$(2,020,239)	$(230,869)	$1,210,418
Accumulated Net Realized Gain (Loss) on Investments	1,347,924	2,020,239	230,869	(649,110)
Paid in Capital	—	—	—	(561,298)

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended March 31, 2006 was as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Ordinary Income[1]	$58,852,032	$47,664,460	$3,726,838	$58,120,300
Long-term Capital Gains	1,887,895	7,551,866	—	229,122
Return of Capital	—	—	—	561,298

Total Distributions	$60,739,927	$55,216,326	$3,726,838	$58,910,720

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

REGIONS MORGAN KEEGAN FUNDS

For the year ended March 31, 2006, the tax basis components of net assets were as follows:

	RMK Advantage Income Fund	RMK High Income Fund
Gross Unrealized Appreciation	$14,242,308	$11,317,766
Gross Unrealized (Depreciation)	(27,951,023)	(27,233,858)

Net Unrealized Appreciation/(Depreciation)	(13,708,715)	(15,916,092)
Undistributed Ordinary Income	1,170,107	367,169
Undistributed Long-Term Capital Gains	—	—
Capital Loss Carryforwards and Post October Losses	(839,710)	—
Other	—	(42,331)

Distributable Earnings	(13,378,318)	(15,591,254)
Paid-in Capital	430,607,457	322,290,315

Net Assets	$417,229,139	$306,699,061

	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Gross Unrealized Appreciation	$5,377,363	$16,402,371
Gross Unrealized (Depreciation)	(2,280,225)	(32,238,471)

Net Unrealized Appreciation/(Depreciation)	3,097,138	(15,836,100)
Undistributed Ordinary Income	4,049,007	—
Undistributed Long-Term Capital Gains	68	—
Capital Loss Carryforwards and Post October Losses	—	(7,129,637)

Distributable Earnings	7,146,213	(22,965,737)
Paid-in Capital	446,376,863	385,733,792

Net Assets	$453,523,076	$362,768,055

At March 31, 2006, the Funds’ cost of investments for federal tax purposes was as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Cost of Investments	$576,342,512	$432,549,266	$447,476,106	$514,407,988

REGIONS MORGAN KEEGAN FUNDS

Capital Loss Carryforwards—At March 31, 2006, the RMK Strategic Income Fund had a capital loss carryforward of $5,339,876 expiring in 2014 which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the period ended March 31, 2006, RMK Advantage Income Fund and RMK Strategic Income Fund had $839,710 and $1,789,761 in post October losses, respectively, which will not be recognized for federal income tax purposes until next year.

8	Concentration of Credit Risk

The Funds invest primarily in debt instruments. The ability of the issuers of the securities held by the Funds to meet their obligations might be affected by economic developments in a specific industry, state, or region.

9	Subsequent Event

As of April 3, 2006, RMK Multi-Sector High Income Fund obtained a collateralized $180,000,000 bank line of credit, which matures in April of 2007. All of the Fund’s investment securities, except for common stocks, are pledged as collateral under the borrowing arrangement and the collateral may be sold. Borrowings under this agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below LIBOR. Fees of 0.13% per annum are paid on the total line of credit, regardless of usage, and of 0.23% per annum on the amount borrowed. As of May 1, 2006, the outstanding balance on the line of credit was $50,000,000.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc., RMK Strategic Income Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc., and RMK Strategic Income Fund, Inc. (hereafter referred to as the “Funds”) at March 31, 2006, the results of each of their operations, cash flows and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Memphis, Tennessee

May 22, 2006

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the Directors and Officers of the Funds. All persons named as Directors and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan Fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan Fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates Directors and/or Officers who are “interested persons” of the Funds as defined by the 1940 Act. All of the Independent Directors serve on each Fund’s Audit Committee. The Statement of Additional Information for the Funds includes additional information about the Fund’s Directors and is available upon request, without charge, by calling Morgan Keegan at 800-564-2188.

DIRECTORS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Allen B. Morgan, Jr.* Age 63, Director, Since 2003 / 2004 / 2005[1]	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He has also served as a Director of Morgan Asset Management, Inc. since 1993. He also has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 53, Director, Since 2003 / 2004 / 2005[1]	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and a Chartered Financial Analyst.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Jack R. Blair Age 64, Director, Since 2005	Mr. Blair serves as non-executive Chairman of dj Orthopedics, Inc. in Vista, CA. He also serves as a director of NuVasive, Inc. in San Diego, CA, Buckman Laboratories, Inc. and Active Implants Corporation, both located in Memphis, TN. Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 61, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He was also with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 48, Director, Since 2003 / 2004 / 2005[1]	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

W. Randall Pittman Age 52, Director, Since 2003 / 2004 / 2005[1]	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

Mary S. Stone Age 55, Director, Since 2003 / 2004 / 2005[1]	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

Archie W. Willis III Age 48, Director, Since 2003 / 2004 / 2005[1]	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.
1	RMK High Income Fund, RMK Strategic Income Fund, RMK Advantage Income Fund and RMK Multi-Sector High Income Fund commenced investment operations on June 24, 2003, March 18, 2004, November 8, 2004 and January 19, 2006, respectively.

The address of each Director is c/o the Fund, Fifty North Front Street, 21st Floor, Memphis, TN 38103.

BOARD OF DIRECTORS AND OFFICERS

Each Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, Class II and Class III Directors expire at the Annual Meeting of Stockholders in the year 2007, year 2008, and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. Each Director who is not an interested person of the Fund serves on the Funds’ Audit, Independent Directors and Qualified Legal Compliance Committees.

OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Carter E. Anthony* Age 61, President, Since 2003 / 2004 / 2005[1]	From 2002 to present, Mr. Anthony has served as President and Chief Investment Officer of Morgan Asset Management, Inc. From 2000 to 2002, he served as Executive Vice President and Director of Capital Management Group, Regions Financial Corporation. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble* Age 63, Vice President, Since 2003 / 2004 / 2005[1]	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

Joseph C. Weller* Age 67, Treasurer, Since 2003 / 2004 / 2005[1]	Mr. Weller has been Executive Vice President and Chief Financial Officer of Morgan Keegan & Company, Inc. since 1969, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969. He also has served as a Director of Morgan Asset Management, Inc. since 1993.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Charles D. Maxwell* Age 52, Secretary and Assistant Treasurer, Since 2003 / 2004 / 2005[1]	Mr. Maxwell has been a Managing Director of Morgan Keegan & Company, Inc. since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. since 1994. He has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

J. Thompson Weller, Sr.* Age 41, Assistant Secretary, Since 2003 / 2004 / 2005[1]	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since October 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from October 1998 to October 2001, Controller and First Vice President from February 1997 to October 1998, Controller and Vice President from 1995 to February 1997 and Assistant Controller from 1992 to 1995.

Michele L. Fowler* Age 37, Chief Compliance Officer, Since 2006	Ms. Fowler has been the Chief Compliance Officer of Morgan Asset Management, Inc. since April 2006. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from April 2002 to April 2006. She was an Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was a Staff Attorney with Ford & Harrison, LLP from 1997 to 2001.
1	RMK High Income Fund, RMK Strategic Income Fund, RMK Advantage Income Fund and RMK Multi-Sector High Income Fund commenced investment operations on June 24, 2003, March 18, 2004, November 8, 2004 and January 19, 2006, respectively.

Officers of the Funds are elected and appointed annually by the Board of Directors and hold office until they resign, are removed, or are otherwise disqualified to serve.

BOARD OF DIRECTORS AND OFFICERS

Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Maxwell, Weller, Weller, and Ms. Fowler is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

DIVIDEND REINVESTMENT PLAN

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they elect otherwise, automatically have dividends and capital gains distributions reinvested in common shares of the fund by EquiServe Trust Company, N.A. and EquiServe, Inc. (together, the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After the funds declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the fund or (ii) by open-market purchases as follows:

■	If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

■

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases

DIVIDEND REINVESTMENT PLAN

during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, the fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or distribution with respect to any subsequent dividend or distribution.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR RMK MULTI-SECTOR HIGH INCOME FUND, INC.

On December 19, 2005, the investment advisory agreement for RMK Multi-Sector High Income Fund, Inc. was considered and unanimously approved by its Board of Directors. The Independent Directors were assisted by independent legal counsel during their deliberations. In evaluating the investment advisory agreement, the Board reviewed information furnished by the Adviser, including information regarding its affiliates and its personnel and operations. The Board also specifically considered the following as relevant to its determination to approve the investment advisory agreement: (1) the history, reputation, qualification and background of the Adviser and the portfolio manager and his team; (2) the breadth of the securities from which the Adviser would select investments for the Fund and the analysis related to those securities; (3) the nature, extent and quality of services provided by the Adviser to other closed-end funds it advises and the nature, extent and quality of the services to be provided by the Adviser under the investment advisory agreement; (4) the advisory fee and estimated expense ratio of the Fund relative to the quality of services expected to be provided and the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; (5) the extent to which potential economies of scale have been taken into account in setting the advisory fees; (6) the level and method of computing the Fund’s advisory fees, including the fact that the Fund would pay fees on assets managed, which will include any amounts borrowed for purposes of leverage; (7) the level of fees the Adviser charges other funds or accounts for the same or similar services; (8) the Adviser’s disciplinary history; (9) the Adviser’s compliance systems and capabilities; (10) potential conflicts of interest, including that the Adviser receives higher fees when the Fund leverages; and (11) other factors deemed relevant by the Board. The Board did not identify any single factor or information as all-important or controlling.

The Board, in examining the nature, extent and quality of the services to be provided by the Adviser considered the Adviser’s experience in serving as an investment adviser for funds comparable to the Fund. The Board noted the responsibilities and success that the Adviser has as investment adviser for these other funds. In particular, the Board considered that the Adviser is responsible for making investment decisions on behalf of these other funds, placing all orders for the purchase and sale of investments for the funds with brokers or dealers and that the same services would be provided to the Fund under the investment advisory

SUPPLEMENTAL INFORMATION

agreement. The Board also reviewed information regarding the Adviser’s investment process and the qualifications and experience of the persons who will serve as portfolio managers of the Fund.

The Board considered the fees payable under the investment advisory agreement. In this connection, the Board evaluated the Adviser’s expected costs and profitability (to the extent practicable) in providing services to Fund, including the expected costs associated with the research and investment processes, personnel, systems and equipment necessary to perform their functions. The Board also examined the fees to be paid by the Fund in light of fees paid by comparable funds.

Based on these considerations, the Board concluded that: (1) the Fund was likely to benefit from the nature, quality and extent of the Adviser’s services; and (2) the Adviser has the resources to provide the services and to carry out its responsibilities under the investment advisory agreement. The Board also concluded that the terms of the investment advisory agreement, including the Adviser’s proposed compensation were fair and reasonable and that approval of the investment advisory agreement was in the best interests of the Fund. The Board, including the Independent Directors, unanimously approved the investment advisory agreement.

PRIVACY POLICY NOTICE

The Regions Family of Companies and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■	We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

SUPPLEMENTAL INFORMATION

■	We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■	We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■	We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

SUPPLEMENTAL INFORMATION

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access To Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website

■	The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■	Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■	We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

SUPPLEMENTAL INFORMATION

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 1-877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes To Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & PROCEDURES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ board. You may view the proxy voting activity for each Fund during the most recent twelve month period ended

SUPPLEMENTAL INFORMATION

June 30 as well as a description of the policies and procedures, without charge, by calling 800-564-2188, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may view the Fund’s Form N-Q filings, without charge, by calling 800-564-2188 or by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information regarding the operation of the Public Reference Room.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2006, the amount of long-term capital gain designated by RMK Advantage Income Fund, RMK High Income Fund and RMK Strategic Income Fund were $1,887,895, $7,551,866, $0 and $229,122, respectively.

For the fiscal year ended March 31, 2006, 4.37%, 2.55%, 13.48% and 3.37% of the distributions from net investment income paid by RMK Advantage Income Fund, RMK High Income Fund, RMK Multi-Sector High Income Fund and RMK Strategic Income Fund, respectively, are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on form 1099-DIV.

Of the ordinary income (including short term capital gain) distributions made by RMK Advantage Income Fund, RMK High Income Fund, RMK Multi-Sector High Income Fund and RMK Strategic Income Fund during the fiscal year ended March 31, 2006, 4.37%, 2.55%, 13.48% and 3.37%, respectively, qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, AL 35203	ADMINISTRATOR Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, TN 38103

CUSTODIAN State Street Bank & Trust Company 108 Myrtle Street Quincy, MA 02171	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham LLP 1601 K Street, N.W. Washington, D.C. 20006

TRANSFER AGENT Computershare Investor Services P. O. Box 43010 Providence, RI 02940-3011	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, TN 38103

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Statements and other information contained in this report are as dated and are subject to change.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $6.6 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Government Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Item 2. Code of Ethics.

RMK Strategic Income Fund, Inc. (the “Fund”) has adopted a code of ethics as defined in Item 2 of Form N-CSR, that applies to the Fund’s principal executive officer and principal financial officer. The Fund’s code of ethics was amended during the covered period to add a new registered closed-end investment company to the list of entities covered by the code of ethics. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. McFadden, Pittman and Johnson and Ms. Stone are independent for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees billed by PricewaterhouseCoopers LLP (“PwC”) for audit and non-audit services provided to the Fund for the fiscal years ended March 31, 2006 and March 31, 2005 were as follows:

		2006	2005
(a)	Audit Fees	$35,000	$33,000
(b)	Audit-Related Fees	0	0
(c)	Tax Fees[1]	3,000	2,000
(d)	All Other Fees	0	0

	Total Fees	$38,000	$35,000

[1]	Consists of fees for preparing the Fund’s U.S. income tax returns.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by PwC for services rendered to the Fund were $3,000 and $2,000 for the fiscal years ended 2006 and 2005, respectively.

Non-audit fees billed by PwC for services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund were $0 and $0 for the fiscal years ended 2006 and 2005, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund for the fiscal years ended 2006 and 2005.

Item 5. Audit Committee of Listed Registrants.

The Fund has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of Jack R. Blair, Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III.

Item 6. Schedule of Investments.

This Schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to the Fund’s investment adviser, Morgan Asset Management, Inc. (the “Adviser”), the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

The Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that the Adviser votes proxies prudently and in the best interest of its clients for whom the Adviser has voting authority, including the Fund. The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

The Adviser’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, the Adviser utilizes Institutional Shareholder Services, Inc. (“ISS”) to vote proxies in accordance with the Adviser’s voting guidelines.

The Adviser’s guidelines adopt the voting recommendations of ISS. The Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

In the event that an investment professional at the Adviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the Adviser’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between the Adviser and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of June 7, 2006, day-to-day management of the Fund’s portfolio is the responsibility of a team led by James C. Kelsoe, Jr., CFA. The following individuals at the Adviser share primary responsibility for the management of the Fund.

James C. Kelsoe, Jr., CFA – Mr. Kelsoe serves as lead portfolio manager of the Fund. Mr. Kelsoe has been a portfolio manager with the Adviser since 1992. Mr. Kelsoe serves as portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a series of Morgan Keegan Select Fund, Inc. He also serves as portfolio manager of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Multi-Sector High Income Fund, Inc., closed-end investment companies traded on the New York Stock Exchange. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for $3.8 billion in assets under management and serves as a member of the Adviser’s strategy group, which oversees over $16 billion in assets. Mr. Kelsoe has been with the Adviser since 1991. He received a B.S. in Finance from the University of Alabama in 1986 and holds the Chartered Financial Analyst designation.

Accounts Managed by James C. Kelsoe, Jr. as of March 31, 2006:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$3,803,271,610	$0	$245,693,741
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The dollar range of shares of the Fund beneficially owned by James C. Kelsoe, Jr. as of March 31, 2006 was $100,001-$500,000.

David H. Tannehill, CFA – Mr. Tannehill serves as an assistant portfolio manager of the Fund. Mr. Tannehill serves as an assistant portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Multi-Sector High Income Fund, Inc. Mr. Tannehill has been a portfolio manager for the Adviser since 2004. From 2001 to 2004, Mr. Tannehill was a portfolio manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed-income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He holds the Chartered Financial Analyst designation.

Accounts Managed by David H. Tannehill as of March 31, 2006:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$2,014,574,190	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The dollar range of shares of the Fund beneficially owned by David H. Tannehill as of March 31, 2006 was $10,001 - $50,000.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following potential conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.

However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following four elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus that may be equal to as much as 50% of his/her annual base salary. This bonus is determined by the portfolio manager’s investment management results compared to the Lehman Brothers Ba U.S. High Yield Index. The portfolio manager may earn 50% of his bonus by meeting target returns and 75% of his bonus by meeting maximum returns. The remaining 25% of his bonus is determined by the Bonus Plan Committee and includes such factors as the portfolio manager’s support of the firm’s policies and procedures, the portfolio manager’s acquisition for new business and portfolio manager’s service to existing clients.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Regions Financial Corporation’s stock from pools determined from time to time by the Remuneration Committee of Regions Financial Corporation’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund)	RMK Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date: June 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date: June 7, 2006

By (Signature and Title)	/s/ Joseph C. Weller
Joseph C. Weller, Treasurer

Date: June 7, 2006